UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

AB MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2017

Date of reporting period: May 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.17

ANNUAL REPORT

AB MUNICIPAL INCOME FUND II

+	AB ARIZONA PORTFOLIO
+	AB MASSACHUSETTS PORTFOLIO
+	AB MINNESOTA PORTFOLIO
+	AB NEW JERSEY PORTFOLIO
+	AB OHIO PORTFOLIO
+	AB PENNSYLVANIA PORTFOLIO
+	AB VIRGINIA PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Fund II: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME FUND II | 1

ANNUAL REPORT

July 14, 2017

This report provides management’s discussion of fund performance for AB Municipal Income Fund II: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio for the annual reporting period ended May 31, 2017.

The investment objective of the Portfolios is to earn the highest level of current income exempt from both federal income tax and state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB ARIZONA PORTFOLIO
Class A Shares	4.26%	1.28%
Class B Shares[1]	3.88%	0.44%
Class C Shares	3.88%	0.44%
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

	6 Months	12 Months
AB MASSACHUSETTS PORTFOLIO
Class A Shares	3.74%	0.78%
Class B Shares[1]	3.37%	0.03%
Class C Shares	3.36%	0.03%
Advisor Class Shares	3.89%	-0.48%	[2]
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

	6 Months	12 Months
AB MINNESOTA PORTFOLIO
Class A Shares	3.88%	1.03%
Class B Shares[1]	3.39%	0.18%
Class C Shares	3.48%	0.27%
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2	Since inception on 7/25/2016.

2 | AB MUNICIPAL INCOME FUND II	abfunds.com

NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB NEW JERSEY PORTFOLIO
Class A Shares	4.91%	1.82%
Class B Shares[1]	4.56%	1.10%
Class C Shares	4.51%	1.15%
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

	6 Months	12 Months
AB OHIO PORTFOLIO
Class A Shares	4.62%	1.29%
Class B Shares[1]	4.24%	0.65%
Class C Shares	4.12%	0.53%
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

	6 Months	12 Months
AB PENNSYLVANIA PORTFOLIO
Class A Shares	4.35%	1.41%
Class B Shares[1]	3.96%	0.65%
Class C Shares	4.06%	0.74%
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

	6 Months	12 Months
AB VIRGINIA PORTFOLIO
Class A Shares	4.15%	1.23%
Class B Shares[1]	3.77%	0.48%
Class C Shares	3.78%	0.48%
Advisor Class Shares	4.29%	0.14%	[2]
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2	Since inception on 7/25/2016.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended May 31, 2017. All performance comparisons are before sales charges. The inception date for Advisor Class shares for the Massachusetts and Virginia Portfolios was July 25, 2016; due to limited performance history, there is no discussion of comparison to the benchmark for these share classes for the 12-month period.

abfunds.com	AB MUNICIPAL INCOME FUND II | 3

Arizona Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection in the miscellaneous revenue, insured and primary/secondary public education sectors detracted from returns relative to the benchmark, while selections within the special tax, airport/ports and assessment district sectors were the largest contributors to performance. For the six-month period, security selection within the special tax, not-for-profit health care and public higher education sectors detracted, yet the pre-refunded, assessment district and airport/ports sectors contributed. Yield-curve positioning contributed to returns over both periods.

Massachusetts Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection in the miscellaneous revenue, industrial development–utility and pre-refunded sectors detracted relative to the benchmark, while the private higher education, not-for-profit health care and special tax sectors contributed. For the six-month period, security selection within the miscellaneous revenue, private higher education and toll road sectors detracted, and the multi-family housing sector contributed. Yield-curve positioning contributed to returns over the six-month period and detracted over the 12-month period.

Minnesota Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection in the insured, airport/ports and tax-supported state lease sectors detracted from returns relative to the benchmark, while the local general obligation (“GO”), electric utility and private higher education sectors were the largest contributors to performance. For the six-month period, security selection within the not-for-profit health care, private higher education and miscellaneous revenue sectors detracted from performance. Security selection in the multi-family housing and water & sewer sectors contributed. Yield-curve positioning also contributed to returns over both periods.

New Jersey Portfolio: All share classes except Class A shares underperformed the benchmark, during the 12-month period, and all share classes underperformed during the six-month period, before sales charges. For the 12-month period, security selection in tax-supported state lease, private higher education and special tax detracted relative to the benchmark, while selections in the miscellaneous revenue, tax-supported local lease and industrial development–airline sectors were the largest contributors to performance. For the six-month period, security selection in the tax-supported state lease, special tax and airport/ports sectors detracted. Security selection within the pre-refunded, tobacco and tax-supported local lease sectors contributed. Yield-curve positioning also contributed to returns over both periods.

4 | AB MUNICIPAL INCOME FUND II	abfunds.com

Ohio Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods, before sales charges. During the 12-month period, security selection within the industrial development–utility, not-for-profit health care and pre-refunded sectors detracted from returns relative to the benchmark. Security selection in the water & sewer sector contributed most to relative performance, followed by selections within the higher education–public and local GO sectors. For the six-month period, security selection in the local GO, toll road and special tax sectors detracted, while the tobacco, multi-family housing and senior living sectors contributed. Yield-curve positioning contributed to returns over both periods.

Pennsylvania Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods, before sales charges. During the 12-month period, security selection within the special tax, insured and not-for-profit health-care sectors detracted relative to the benchmark, while selection in the local GO, higher education–public and industrial development–industrial sectors contributed. For the six-month period, security selection in the higher education–private, toll road and special tax sectors detracted. Security selection in the not-for-profit health care sector contributed most to performance, followed by selections in the state GO and multi-family housing sectors. Yield-curve positioning also contributed to returns over both periods.

Virginia Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods, before sales charges. During the 12-month period, security selection within the tax-supported state lease, senior living and water & sewer sectors detracted relative to the benchmark, while selections in the pre-refunded, tobacco and multi-family housing sectors contributed. For the six-month period, security selection in the toll road, water & sewer and special tax sectors detracted. Security selection in the tobacco sector contributed most to performance, followed by selections within the multi-family housing and higher education–public sectors. Yield-curve positioning contributed to relative returns over the 12-month period, but detracted slightly over the six-month period.

All Portfolios used derivatives in the form of interest rate swaps for hedging purposes, which had an immaterial impact on absolute performance during both periods. During the 12-month period, inflation swaps for hedging purposes had an immaterial impact on performance for all Portfolios.

MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong performance of equities and corporate bonds during both periods reflected investors’ expectations that economic growth should be solid going forward. Within the municipal market, this sentiment was reflected in the better performance of mid-grade bonds over high-grade bonds.

abfunds.com	AB MUNICIPAL INCOME FUND II | 5

The specter of tax reform remains on the horizon, though the chances of significant reform have declined recently as Republicans continue to grapple with repealing and replacing the Affordable Care Act. At the end of the reporting period, the market yields of municipal bonds relative to taxable bonds suggested a low probability of significant tax reform. The after-tax income of municipals relative to taxable bonds would be below average, however, if tax rates were cut to 33%, as proposed by both President Trump and House Speaker Ryan. The relative advantage of municipals would fall sharply if long-term capital gains rates were cut as in certain proposals and taxable interest were subject to the same reduced rate. While significant tax reform may be unlikely in the near term, the Portfolios’ Senior Investment Management Team continues to position the Portfolios with a relatively small portion in the longest-maturity bonds; this could potentially reduce the Portfolios’ exposure to tax reform should a push to significantly cut taxes materialize in the months ahead.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds[1]	Pre-refunded/ ETM2/Insured Bonds[1]
Arizona	17.67%	1.83%
Massachusetts	3.68%	0.00%
Minnesota	4.13%	2.71%
New Jersey	26.36%	9.57%
Ohio	2.48%	0.00%
Pennsylvania	8.51%	0.00%
Virginia	2.92%	0.00%

1	Breakdowns expressed as a percentage of investments in municipal bonds.

2	Escrowed to maturity.

6 | AB MUNICIPAL INCOME FUND II	abfunds.com

INVESTMENT POLICIES

Each of the Portfolios pursues its objective by investing principally in high-yielding, predominantly investment-grade municipal securities. Each of the Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax.

The Portfolios may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and derivatives, such as options, futures contracts, forwards and swaps.

abfunds.com	AB MUNICIPAL INCOME FUND II | 7

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities,

8 | AB MUNICIPAL INCOME FUND II	abfunds.com

DISCLOSURES AND RISKS (continued)

which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, recently defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset values (“NAVs”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of shares of the Portfolios as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolios may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

abfunds.com	AB MUNICIPAL INCOME FUND II | 9

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of the Portfolios’ shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

10 | AB MUNICIPAL INCOME FUND II	abfunds.com

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB MUNICIPAL INCOME FUND II | 11

HISTORICAL PERFORMANCE

AB ARIZONA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Arizona Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

12 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB ARIZONA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.91%	3.08%
1 Year	1.28%	-1.74%
5 Years	3.13%	2.50%
10 Years	4.08%	3.76%
CLASS B SHARES			1.22%	1.97%
1 Year	0.44%	-2.50%
5 Years	2.39%	2.39%
10 Years[3]	3.66%	3.66%
CLASS C SHARES			1.23%	1.98%
1 Year	0.44%	-0.54%
5 Years	2.39%	2.39%
10 Years	3.35%	3.35%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.71% and 1.71% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.53% and 1.53% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 13

HISTORICAL PERFORMANCE (continued)

AB ARIZONA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.50%
5 Years	2.47%
10 Years	3.77%
CLASS B SHARES
1 Year	-4.12%
5 Years	2.36%
10 Years[1]	3.66%
CLASS C SHARES
1 Year	-2.19%
5 Years	2.36%
10 Years	3.36%

1	Assumes conversion of Class B shares into Class A shares after six years.

14 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE

AB MASSACHUSETTS PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Massachusetts Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND II | 15

HISTORICAL PERFORMANCE (continued)

AB MASSACHUSETTS PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.38%	2.24%
1 Year	0.78%	-2.25%
5 Years	2.65%	2.04%
10 Years	4.17%	3.86%
CLASS B SHARES			0.69%	1.12%
1 Year	0.03%	-2.90%
5 Years	1.92%	1.92%
10 Years[3]	3.74%	3.74%
CLASS C SHARES			0.69%	1.12%
1 Year	0.03%	-0.95%
5 Years	1.92%	1.92%
10 Years	3.44%	3.44%
ADVISOR CLASS SHARES			1.67%	2.71%
Since Inception[4]	-0.48%	-0.48%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.64%, 1.63% and 0.62% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.77%, 1.52%, 1.52% and 0.52% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	Inception date: 7/25/2016.

16 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB MASSACHUSETTS PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.05%
5 Years	2.02%
10 Years	3.86%
CLASS B SHARES
1 Year	-4.72%
5 Years	1.93%
10 Years[1]	3.75%
CLASS C SHARES
1 Year	-2.81%
5 Years	1.93%
10 Years	3.44%
ADVISOR CLASS SHARES
Since Inception[2]	-0.64%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Inception date: 7/25/2016.

abfunds.com	AB MUNICIPAL INCOME FUND II | 17

HISTORICAL PERFORMANCE

AB MINNESOTA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Minnesota Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

18 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB MINNESOTA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.12%	1.91%
1 Year	1.03%	-2.04%
5 Years	2.74%	2.12%
10 Years	3.79%	3.47%
CLASS B SHARES			0.33%	0.56%
1 Year	0.18%	-2.76%
5 Years	2.01%	2.01%
10 Years[3]	3.36%	3.36%
CLASS C SHARES			0.40%	0.68%
1 Year	0.27%	-0.71%
5 Years	2.00%	2.00%
10 Years	3.05%	3.05%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.08%, 1.84% and 1.84% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 19

HISTORICAL PERFORMANCE (continued)

AB MINNESOTA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.94%
5 Years	2.03%
10 Years	3.47%
CLASS B SHARES
1 Year	-4.58%
5 Years	1.94%
10 Years[1]	3.35%
CLASS C SHARES
1 Year	-2.67%
5 Years	1.91%
10 Years	3.05%

1	Assumes conversion of Class B shares into Class A shares after six years.

20 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE

AB NEW JERSEY PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB New Jersey Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND II | 21

HISTORICAL PERFORMANCE (continued)

AB NEW JERSEY PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.56%	2.64%
1 Year	1.82%	-1.26%
5 Years	2.75%	2.14%
10 Years	3.87%	3.56%
CLASS B SHARES			0.88%	1.49%
1 Year	1.10%	-1.86%
5 Years	2.02%	2.02%
10 Years[3]	3.43%	3.43%
CLASS C SHARES			0.87%	1.47%
1 Year	1.15%	0.17%
5 Years	2.01%	2.01%
10 Years	3.14%	3.14%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.78% and 1.74% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.57% and 1.57% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

22 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB NEW JERSEY PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.81%
5 Years	2.12%
10 Years	3.58%
CLASS B SHARES
1 Year	-3.43%
5 Years	1.99%
10 Years[1]	3.46%
CLASS C SHARES
1 Year	-1.43%
5 Years	2.00%
10 Years	3.17%

1	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 23

HISTORICAL PERFORMANCE

AB OHIO PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Ohio Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

24 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB OHIO PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.34%	2.18%
1 Year	1.29%	-1.79%
5 Years	2.45%	1.84%
10 Years	3.66%	3.34%
CLASS B SHARES			0.60%	0.98%
1 Year	0.65%	-2.31%
5 Years	1.74%	1.74%
10 Years[3]	3.23%	3.23%
CLASS C SHARES			0.62%	1.01%
1 Year	0.53%	-0.45%
5 Years	1.72%	1.72%
10 Years	2.92%	2.92%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.75% and 1.74% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 25

HISTORICAL PERFORMANCE (continued)

AB OHIO PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.56%
5 Years	1.76%
10 Years	3.35%
CLASS B SHARES
1 Year	-4.12%
5 Years	1.64%
10 Years[1]	3.24%
CLASS C SHARES
1 Year	-2.30%
5 Years	1.64%
10 Years	2.93%

1	Assumes conversion of Class B shares into Class A shares after six years.

26 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE

AB PENNSYLVANIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Pennsylvania Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND II | 27

HISTORICAL PERFORMANCE (continued)

AB PENNSYLVANIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.24%	1.97%
1 Year	1.41%	-1.62%
5 Years	2.89%	2.27%
10 Years	3.86%	3.55%
CLASS B SHARES			0.54%	0.86%
1 Year	0.65%	-2.30%
5 Years	2.15%	2.15%
10 Years[3]	3.43%	3.43%
CLASS C SHARES			0.52%	0.83%
1 Year	0.74%	-0.24%
5 Years	2.17%	2.17%
10 Years	3.14%	3.14%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.88% and 1.78% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

28 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB PENNSYLVANIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.50%
5 Years	2.24%
10 Years	3.56%
CLASS B SHARES
1 Year	-4.11%
5 Years	2.11%
10 Years[1]	3.43%
CLASS C SHARES
1 Year	-2.09%
5 Years	2.13%
10 Years	3.15%

1	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 29

HISTORICAL PERFORMANCE

AB VIRGINIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Virginia Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

30 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB VIRGINIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.55%	2.53%
1 Year	1.23%	-1.79%
5 Years	2.89%	2.27%
10 Years	4.23%	3.92%
CLASS B SHARES			0.84%	1.37%
1 Year	0.48%	-2.47%
5 Years	2.15%	2.15%
10 Years[3]	3.80%	3.80%
CLASS C SHARES			0.85%	1.39%
1 Year	0.48%	-0.50%
5 Years	2.16%	2.16%
10 Years	3.51%	3.51%
ADVISOR CLASS SHARES			1.85%	3.02%
Since Inception[4]	0.14%	0.14%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.65%, 1.62% and 0.62% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.55%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	Inception date: 7/25/2016.

abfunds.com	AB MUNICIPAL INCOME FUND II | 31

HISTORICAL PERFORMANCE (continued)

AB VIRGINIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.45%
5 Years	2.26%
10 Years	3.93%
CLASS B SHARES
1 Year	-4.08%
5 Years	2.15%
10 Years[1]	3.81%
CLASS C SHARES
1 Year	-2.15%
5 Years	2.15%
10 Years	3.52%
ADVISOR CLASS SHARES
Since Inception[2]	0.05%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Inception date: 7/25/2016.

32 | AB MUNICIPAL INCOME FUND II	abfunds.com

FUND EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL INCOME FUND II | 33

FUND EXPENSES (continued)

(unaudited)

AB Arizona Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.60	$3.97	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%
Class B
Actual	$1,000	$1,038.80	$7.78	1.53%
Hypothetical**	$1,000	$1,017.30	$7.70	1.53%
Class C
Actual	$1,000	$1,038.80	$7.78	1.53%
Hypothetical**	$1,000	$1,017.30	$7.70	1.53%

AB Massachusetts Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,037.40	$3.91	0.77%
Hypothetical**	$1,000	$1,021.09	$3.88	0.77%
Class B
Actual	$1,000	$1,033.70	$7.71	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%
Class C
Actual	$1,000	$1,033.60	$7.71	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%
Advisor Class
Actual	$1,000	$1,038.90	$2.64	0.52%
Hypothetical**	$1,000	$1,022.34	$2.62	0.52%

AB Minnesota Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.80	$4.32	0.85%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%
Class B
Actual	$1,000	$1,033.90	$8.11	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class C
Actual	$1,000	$1,034.80	$8.12	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%

34 | AB MUNICIPAL INCOME FUND II	abfunds.com

FUND EXPENSES (continued)

(unaudited)

AB New Jersey Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,049.10	$4.19	0.82%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%
Class B
Actual	$1,000	$1,045.60	$8.01	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class C
Actual	$1,000	$1,045.10	$8.01	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%

AB Ohio Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,046.20	$4.08	0.80%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%
Class B
Actual	$1,000	$1,042.40	$7.89	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Class C
Actual	$1,000	$1,041.20	$7.89	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%

AB Pennsylvania Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.50	$4.33	0.85%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%
Class B
Actual	$1,000	$1,039.60	$8.14	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class C
Actual	$1,000	$1,040.60	$8.14	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%

abfunds.com	AB MUNICIPAL INCOME FUND II | 35

FUND EXPENSES (continued)

(unaudited)

AB Virginia Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,041.50	$4.07	0.80%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%
Class B
Actual	$1,000	$1,037.70	$7.87	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Class C
Actual	$1,000	$1,037.80	$7.87	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Advisor Class
Actual	$1,000	$1,042.90	$2.80	0.55%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

36 | AB MUNICIPAL INCOME FUND II	abfunds.com

BOND RATING SUMMARY1

May 31, 2017 (unaudited)

1	All data are as of May 31, 2017. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND II | 37

BOND RATING SUMMARY1

May 31, 2017 (unaudited)

1	All data are as of May 31, 2017. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

38 | AB MUNICIPAL INCOME FUND II	abfunds.com

BOND RATING SUMMARY1

May 31, 2017 (unaudited)

1	All data are as of May 31, 2017. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND II | 39

BOND RATING SUMMARY1

May 31, 2017 (unaudited)

1	All data are as of May 31, 2017. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

40 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS

AB ARIZONA PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.5%
Long-Term Municipal Bonds – 97.5%
Arizona – 80.4%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.25%, 7/01/29 (Pre-refunded/ETM)	$1,500	$1,742,025
Series 2013A 5.00%, 7/01/37	3,000	3,480,720
Arizona Game & Fish Department & Commission (Arizona Game & Fish Department & Commission State Lease) Series 2006 5.00%, 7/01/26	1,000	1,018,190
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37	1,000	999,950
Arizona Health Facilities Authority (Dignity Health Obligated Group) Series 2009D 5.00%, 7/01/28	1,000	1,062,050
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/34	3,000	3,414,840
Arizona State University Series 2014 5.00%, 8/01/33	2,050	2,350,551
City of Glendale AZ Water & Sewer Revenue Series 2012 5.00%, 7/01/28	2,000	2,321,520
City of Mesa AZ (City of Mesa AZ Excise Tax) Series 2013 5.00%, 7/01/32	5,000	5,793,250
City of Mesa AZ Utility System Revenue Series 2016 4.00%, 7/01/32	1,000	1,088,010
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement – Airport) Series 2008A 5.00%, 7/01/26	2,080	2,168,046
Series 2010A 5.00%, 7/01/31	2,000	2,220,220

abfunds.com	AB MUNICIPAL INCOME FUND II | 41

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Show Low AZ ACA Series 2000 6.00%, 1/01/18	$105	$105,716
City of Tempe AZ (City of Tempe AZ Excise Tax) Series 2016 5.00%, 7/01/30	520	629,626
City of Tucson AZ Water System Revenue Series 2012 5.00%, 7/01/28-7/01/29	2,360	2,747,693
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/26 (Pre-refunded/ETM)	1,000	1,149,280
AGM Series 2010 5.00%, 7/01/25 (Pre-refunded/ETM)	2,000	2,234,340
County of Pinal AZ Series 2014 5.00%, 8/01/32	4,540	5,298,725
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Desert Village) Series 2002 7.375%, 7/01/27	775	776,953
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Golf Village) Series 2001A 7.875%, 7/01/25	1,322	1,324,155
Glendale Industrial Development Authority (Glencroft Retirement Community Obligated Group) Series 2016 5.00%, 11/15/36	600	569,922
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 5/15/39	1,000	1,099,640
Glendale Municipal Property Corp. (Glendale Municipal Property Corp. Excise Tax) Series 2012C 5.00%, 7/01/38	2,500	2,809,325
Hassayampa Community Facilities District Series 2000 7.50%, 7/01/24	265	265,930

42 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the City of Phoenix (The) (Deer Valley Assisted Living Facility LLC) Series 2016A 5.125%, 7/01/36	$1,000	$964,010
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2012 6.00%, 7/01/32	250	272,220
Industrial Development Authority of the City of Phoenix (The) (JMF-Higley 2012 LLC) Series 2012 5.00%, 12/01/32	2,500	2,848,950
Maricopa County Industrial Development Authority (Banner Health Obligated Group) Series 2016A 5.00%, 1/01/33-1/01/35	3,400	3,982,284
Maricopa County Industrial Development Authority (Reid Traditional Schools Painted Rock Academy) Series 2016 5.00%, 7/01/36-7/01/47	2,450	2,578,550
McAllister Academic Village LLC (Arizona State University) Series 2016 5.00%, 7/01/37	2,500	2,858,200
Northern Arizona University BAM Series 2015 5.00%, 6/01/34	1,000	1,143,430
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2011 5.00%, 6/01/26	3,000	3,421,320
Pinal County Industrial Development Authority (Florence West Prison LLC) ACA Series 2006A 5.25%, 10/01/22	1,400	1,400,966
Salt River Project Agricultural Improvement & Power District Series 2012A 5.00%, 12/01/29	1,500	1,753,020
Series 2015A 5.00%, 12/01/35	2,000	2,353,720

abfunds.com	AB MUNICIPAL INCOME FUND II | 43

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	$1,000	$1,203,300
5.25%, 12/01/22-12/01/23	1,165	1,367,686
State of Arizona Lottery Revenue AGM Series 2010A 5.00%, 7/01/28	6,000	6,564,540
Student & Academic Services LLC (Northern Arizona Capital Facilities Finance Corp.) BAM Series 2014 5.00%, 6/01/44	1,200	1,342,272
Town of Buckeye AZ (Town of Buckeye AZ Excise Tax) Series 2015 5.00%, 7/01/35	3,450	3,936,036
Tucson Airport Authority, Inc. AMBAC Series 2001 5.35%, 6/01/31	6,475	6,495,202
Tucson Industrial Development Authority (University of Arizona) AMBAC Series 2002A 5.00%, 7/15/32	985	985,591
University of Arizona Series 2014 5.00%, 8/01/33	3,765	4,316,987
Western Maricopa Education Center District No 402 Series 2014B 4.50%, 7/01/33-7/01/34	3,940	4,312,022

		100,770,983

Delaware – 0.4%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 9/01/36	520	554,013

Florida – 2.7%
City of Orlando FL Series 2014A 5.25%, 11/01/33 (Pre-refunded/ETM)	1,820	2,259,366
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2015 5.00%, 6/01/35	1,000	1,106,690

		3,366,056

44 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois – 2.9%
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	$2,360	$2,538,794
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	1,000	1,043,740

		3,582,534

Louisiana – 0.4%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45	500	521,955

Massachusetts – 0.7%
Commonwealth of Massachusetts NATL Series 2000F 1.23%, 12/01/30(a)	700	639,367
NATL Series 2000G 1.23%, 12/01/30(a)	225	205,570

		844,937

Minnesota – 1.1%
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,130	1,317,331

Nebraska – 1.1%
Omaha Public Power District Series 2014A 5.00%, 2/01/32	1,165	1,347,928

New York – 1.1%
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 2.488%, 3/01/27(a)	500	474,165
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)	120	138,069
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	700	765,639

		1,377,873

abfunds.com	AB MUNICIPAL INCOME FUND II | 45

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.9%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37	$600	$618,270
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	500	511,035

		1,129,305

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	320	299,587

Puerto Rico – 1.5%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	1,855	1,872,010

Texas – 3.2%
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34	1,000	1,144,020
Series 2015B 5.00%, 1/01/34	1,300	1,491,997
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	840	953,400
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	420	468,384

		4,057,801

46 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington – 0.9%
Port of Seattle WA Series 2015A 5.00%, 4/01/40	$1,000	$1,146,120

Total Municipal Obligations (cost $116,792,977)		122,188,433

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(b)(c) (cost $803,272)	803,272	803,272

Total Investments – 98.1% (cost $117,596,249)		122,991,705
Other assets less liabilities – 1.9%		2,374,325

Net Assets – 100.0%		$125,366,030

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$3,600	3/09/21	3 Month LIBOR	1.383%	$(33,485)
Morgan Stanley & Co., LLC/(CME Group)	3,200	12/29/21	3 Month LIBOR	1.989%	14,267

					$(19,218)

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of these securities amounted to $1,319,102 or 1.05% of net assets.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been Pre-refunded or escrowed to maturity are 17.7% and 1.8%, respectively.

abfunds.com	AB MUNICIPAL INCOME FUND II | 47

PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CFD – Community Facilities District

CME – Chicago Mercantile Exchange

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

48 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS

AB MASSACHUSETTS PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 97.9%
Massachusetts – 83.8%
Boston Water & Sewer Commission Series 2009A 5.00%, 11/01/26 (Pre-refunded/ETM)	$2,000	$2,152,580
Series 2010A 5.00%, 11/01/29 (Pre-refunded/ETM)	4,000	4,380,320
5.00%, 11/01/30 (Pre-refunded/ETM)	1,000	1,095,080
Commonwealth of Massachusetts Series 2015A 5.00%, 7/01/35	10,000	11,697,500
NATL Series 2000E 1.23%, 12/01/30(a)	2,825	2,580,352
NATL Series 2000F 1.23%, 12/01/30(a)	1,225	1,118,892
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/01/31	2,500	2,837,550
AGM Series 2005A 3.33%, 6/01/20(b)	2,000	2,079,300
Marthas Vineyard Land Bank BAM Series 2014 5.00%, 5/01/31-5/01/32	2,830	3,293,313
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2010B 5.00%, 7/01/28-7/01/29	1,670	1,861,291
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2009 5.00%, 8/01/25	3,000	3,251,880
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/26	6,900	7,525,347
Massachusetts Development Finance Agency 6.00%, 7/01/24 (Pre-refunded/ETM)	1,285	1,417,278
Series 2008 5.00%, 9/01/21 (Pre-refunded/ETM)	3,000	3,153,450
5.00%, 9/01/22 (Pre-refunded/ETM)	3,000	3,153,450
Series 2009A 5.25%, 11/15/23 (Pre-refunded/ETM)	2,000	2,126,060

abfunds.com	AB MUNICIPAL INCOME FUND II | 49

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2009V-1 5.00%, 10/01/29 (Pre-refunded/ETM)	$3,300	$3,603,006
Series 2011 5.00%, 7/01/31 (Pre-refunded/ETM)	7,000	8,060,080
Massachusetts Development Finance Agency (Baystate Medical Obligated Group) Series 2014N 5.00%, 7/01/44	7,000	7,819,840
Massachusetts Development Finance Agency (Bentley University) Series 2010 5.00%, 7/01/28	4,500	4,991,175
Massachusetts Development Finance Agency (Berklee College of Music, Inc.) Series 2016 5.00%, 10/01/32-10/01/34	3,000	3,534,550
Massachusetts Development Finance Agency (Berkshire Health Systems, Inc. Obligated Group) Series 2012G 5.00%, 10/01/30-10/01/31	3,970	4,346,464
Massachusetts Development Finance Agency (Boston College) Series 2010R-1 5.00%, 7/01/31	3,250	3,605,777
Series 2017T 5.00%, 7/01/37	1,000	1,188,040
Massachusetts Development Finance Agency (Brandeis University) Series 2008N 5.00%, 10/01/26-10/01/27	3,300	3,462,388
Series 2010O-2 5.00%, 10/01/28	3,500	3,789,345
Massachusetts Development Finance Agency (Children’s Hospital Corp. (The)) Series 2014P 5.00%, 10/01/34	1,055	1,228,906
Massachusetts Development Finance Agency (Emerson College) Series 2016A 5.00%, 1/01/34-1/01/36	2,435	2,681,047
5.25%, 1/01/42	1,000	1,125,650
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/31	2,000	2,262,260

50 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Franklin W Olin College of Engineering, Inc.) Series 2013E 5.00%, 11/01/38	$5,000	$5,631,450
Massachusetts Development Finance Agency (Lesley University) Series 2016 5.00%, 7/01/39	2,055	2,308,073
Massachusetts Development Finance Agency (MCPHS University) Series 2013F 4.00%, 7/01/32	1,000	1,071,180
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.00%, 7/01/27-7/01/32	3,980	4,459,788
Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 4.00%, 7/01/36	2,000	2,024,280
5.00%, 7/01/32	1,600	1,837,408
Massachusetts Development Finance Agency (Sterling and Francine Clark Art Institute) Series 2016 5.00%, 7/01/31	2,990	3,619,963
Massachusetts Development Finance Agency (Suffolk University) 6.00%, 7/01/24	715	779,936
Series 2017 5.00%, 7/01/33	1,250	1,420,488
Massachusetts Development Finance Agency (Trustees of The Deerfield Academy (The)) Series 2010 5.00%, 10/01/30	5,000	5,611,700
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/36	1,500	1,669,860
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2016 5.00%, 1/01/36	2,345	2,690,958

abfunds.com	AB MUNICIPAL INCOME FUND II | 51

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Whitehead Institute for Biomedical Research) Series 2011 5.00%, 6/01/26	$1,460	$1,665,656
Series 2011A 5.00%, 6/01/27-6/01/28	3,225	3,675,856
Massachusetts Health & Educational Facilities Authority Series 2009O 5.75%, 7/01/26 (Pre-refunded/ETM)	2,000	2,104,800
Series 2010B 5.00%, 7/01/30 (Pre-refunded/ETM)	3,860	4,318,491
Massachusetts Health & Educational Facilities Authority (Berklee College of Music, Inc.) Series 2007A 5.00%, 10/01/32	210	212,444
Massachusetts Health & Educational Facilities Authority (Foundation of Massachusetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	1,005	1,072,094
Massachusetts Health & Educational Facilities Authority (Northeastern University) Series 2010A 5.00%, 10/01/28-10/01/29	7,025	7,785,350
Massachusetts Health & Educational Facilities Authority (Winchester Hospital) Series 2010 5.25%, 7/01/38	2,500	2,716,725
Massachusetts Health & Educational Facilities Authority (Woods Hole Oceanographic Institution) Series 2008B 5.25%, 6/01/26	1,905	1,982,533
5.375%, 6/01/27	3,060	3,188,612
Massachusetts Port Authority Series 2010B 5.00%, 7/01/34	2,750	3,029,180
Series 2012B 5.00%, 7/01/32	1,430	1,656,126

52 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2011B 5.00%, 10/15/32	$3,720	$4,262,488
Series 2013A 5.00%, 5/15/32	2,500	2,932,125
Series 2015B 5.00%, 1/15/30	3,770	4,465,339
Massachusetts Water Resources Authority Series 2011B 5.00%, 8/01/26 (Pre-refunded/ETM)	2,425	2,803,809
5.00%, 8/01/29 (Pre-refunded/ETM)	2,000	2,312,420
Series 2016C 5.00%, 8/01/33	8,500	10,182,915
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/27	6,000	6,839,280
University of Massachusetts Building Authority (University of Massachusetts) Series 20141 5.00%, 11/01/44	2,000	2,286,640
Series 20173 5.00%, 11/01/34	2,500	3,010,975

		211,051,113

Arizona – 2.1%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	4,065	4,430,809
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	660	794,178

		5,224,987

California – 0.1%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	360	379,094

Connecticut – 0.5%
State of Connecticut Series 2015F 5.00%, 11/15/32	1,000	1,135,420

abfunds.com	AB MUNICIPAL INCOME FUND II | 53

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida – 1.4%
County of Miami-Dade FL Aviation Revenue Series 2014 5.00%, 10/01/27	$3,000	$3,525,210

Illinois – 1.7%
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.00%, 5/15/37	1,050	1,068,564
Illinois State Toll Highway Authority Series 2016A 5.00%, 12/01/32	2,475	2,873,030
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.25%, 1/01/24	410	407,257

		4,348,851

Kentucky – 0.4%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40	1,000	1,065,830

Michigan – 0.7%
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,605	1,720,592

New Jersey – 0.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	1,170	1,266,209

New York – 2.3%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28	5,065	5,831,487

54 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.9%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37	$1,000	$1,030,450
North Carolina Turnpike Authority Series 2017 5.00%, 1/01/32	1,000	1,150,050

		2,180,500

Ohio – 0.7%
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2016 5.00%, 1/01/36	1,100	1,166,022
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	600	561,726

		1,727,748

Pennsylvania – 0.5%
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	1,140	1,277,518

Puerto Rico – 0.3%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	695	721,751

Texas – 1.2%
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34	1,000	1,144,020
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,090	1,237,150

abfunds.com	AB MUNICIPAL INCOME FUND II | 55

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	$545	$607,784

		2,988,954

Wisconsin – 0.8%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(c)	750	829,920
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016B 5.00%, 12/01/25	1,000	1,117,120

		1,947,040

Total Investments – 97.9% (cost $232,889,742)		246,392,304
Other assets less liabilities – 2.1%		5,395,658

Net Assets – 100.0%		$251,787,962

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$11,000	10/29/21	3 Month LIBOR	2.022%	$119,730
Morgan Stanley & Co., LLC/(CME Group)	5,570	10/14/21	3 Month LIBOR	1.323%	(106,817)

					$12,913

56 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$8,000	12/01/17	SIFMA*	3.792%	$176,466

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of these securities amounted to $3,699,244 or 1.47% of net assets.

(b)	Variable rate coupon, rate shown as of May 31, 2017.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the market value of this security amounted to $829,920 or 0.3% of net assets.

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been Pre-refunded or escrowed to maturity are 3.7% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CME – Chicago Mercantile Exchange

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 57

PORTFOLIO OF INVESTMENTS

AB MINNESOTA PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.6%
Long-Term Municipal Bonds – 99.6%
Minnesota – 99.6%
Anoka-Hennepin Independent School District No 11 COP Series 2014A 5.00%, 2/01/34	$1,695	$1,902,434
Central Minnesota Municipal Power Agency Series 2012 5.00%, 1/01/32	2,200	2,466,508
City of Center City MN (Hazelden Betty Ford Foundation) Series 2014 5.00%, 11/01/29-11/01/44	800	869,195
City of Duluth MN Series 2016A 5.00%, 2/01/34	1,000	1,174,750
City of Maple Grove MN (Maple Grove Hospital Corp.) 5.00%, 5/01/31	1,000	1,167,460
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,153,840
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.25%, 12/01/30	1,000	1,164,210
City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2017A 5.00%, 11/15/28	1,355	1,660,973
City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Children’s Health Care) Series 2010A 5.25%, 8/15/25-8/15/35	1,500	1,660,775
City of Minnetonka MN (Minnetonka Heights LP) Series 1999A 5.30%, 1/20/27	1,620	1,621,280
City of Rochester MN (Mayo Clinic) Series 2010D 5.00%, 11/15/38	1,000	1,088,950

58 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of St Cloud MN Series 2010A 5.125%, 5/01/30 (Pre-refunded/ETM)	$1,405	$1,568,837
City of St Cloud MN (CentraCare Health System Obligated Group) Series 2010A 5.125%, 5/01/30	95	103,902
City of St Louis Park MN Series 2009 5.50%, 7/01/29 (Pre-refunded/ETM)	1,150	1,256,605
City of St Paul MN (City of St Paul MN Sales Tax) Series 2014G 5.00%, 11/01/30-11/01/32	2,900	3,380,516
City of White Bear Lake MN (Renova Partners LP) Series 2001 5.60%, 10/01/30	1,000	1,000,120
Cloquet Independent School District No 94 Series 2015B 5.00%, 2/01/31	2,200	2,630,056
County of Hennepin MN Sales Tax Revenue Series 2008B 5.00%, 12/15/23	2,975	3,039,706
Housing & Redevelopment Authority of The City of St Paul Minnesota 5.25%, 11/15/28 (Pre-refunded/ETM)	610	671,824
Housing & Redevelopment Authority of The City of St Paul Minnesota (Allina Health Obligated Group) Series 2009 5.25%, 11/15/28	590	650,398
Housing & Redevelopment Authority of The City of St Paul Minnesota (Block 19 Ramp Parking Project) Series 2010A 5.00%, 8/01/30	1,870	1,983,659
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.00%, 11/15/40	600	651,132
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthPartners Obligated Group) Series 2015A 5.00%, 7/01/32	1,000	1,147,820

abfunds.com	AB MUNICIPAL INCOME FUND II | 59

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hutchinson Utilities Commission Series 2012A 5.00%, 12/01/25	$420	$489,703
Minneapolis Special School District No 1 Series 2016 5.00%, 2/01/31	3,000	3,691,830
Minneapolis-St Paul Metropolitan Airports Commission Series 2010A 5.00%, 1/01/30	1,250	1,359,312
Series 2012B 5.00%, 1/01/29	1,250	1,411,887
Minnesota Agricultural & Economic Development Board (Essentia Health) AGC Series 2008C-1 5.50%, 2/15/25	1,000	1,107,180
Minnesota Higher Education Facilities Authority Series 20107 5.00%, 10/01/20 (Pre-refunded/ETM)	445	485,321
Series 2010D 5.00%, 3/01/30 (Pre-refunded/ETM)	2,000	2,140,060
Minnesota Higher Education Facilities Authority (College of St Scholastica, Inc.) Series 2010H 5.125%, 12/01/30	1,000	1,070,460
Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/31	2,770	2,981,157
Minnesota Higher Education Facilities Authority (St Catherine University) Series 2012S 5.00%, 10/01/32	1,400	1,548,344
Minnesota Higher Education Facilities Authority (St Olaf College) Series 20107 5.00%, 10/01/20	255	276,448
Series 20158 5.00%, 12/01/32	1,000	1,166,020
Minnesota Higher Education Facilities Authority (University of St Thomas/Minneapolis) Series 2009 7-A 5.00%, 10/01/29	1,000	1,079,090
Minnesota Municipal Power Agency Series 2014 5.00%, 10/01/32	750	862,808
Series 2016 5.00%, 10/01/47	1,000	1,151,020

60 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Prague Independent School District No 721 Series 2015A 4.00%, 2/01/32	$1,000	$1,079,280
Northern Municipal Power Agency Series 2010A-2 5.00%, 1/01/23-1/01/24	4,135	4,606,666
St Paul Port Authority (Amherst H Wilder Foundation/MN) Series 2010-3 5.00%, 12/01/29	2,445	2,612,531
St Paul Port Authority (St Paul Port Authority State Lease) Series 2013-3 5.00%, 12/01/24	3,945	4,722,875
State of Minnesota AGC Series 2009 5.00%, 6/01/21 (Pre-refunded/ETM)	1,970	2,126,418
University of Minnesota Series 2014B 4.00%, 1/01/32	2,000	2,163,100
5.00%, 1/01/39	1,500	1,720,080
Waconia Independent School District No 110 Series 2015B 4.00%, 2/01/34	1,545	1,653,212
Western Minnesota Municipal Power Agency Series 2014A 5.00%, 1/01/40	2,500	2,816,825

Total Investments – 99.6% (cost $74,245,871)		78,336,577
Other assets less liabilities – 0.4%		299,176

Net Assets – 100.0%		$78,635,753

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$5,000	1/10/21	3 Month LIBOR	1.898%	$61,694
Morgan Stanley & Co., LLC/(CME Group)	4,210	12/29/21	3 Month LIBOR	1.989%	18,770

					$80,464

abfunds.com	AB MUNICIPAL INCOME FUND II | 61

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been Pre-refunded or escrowed to maturity are 4.1% and 2.7%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

See notes to financial statements.

62 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS

AB NEW JERSEY PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.7%
Long-Term Municipal Bonds – 98.7%
New Jersey – 71.4%
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/36	$3,500	$4,088,105
Landis Sewage Authority NATL Series 1993 7.522%, 9/19/19(a)	900	961,911
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/26	3,320	3,694,496
New Jersey Economic Development Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016A 5.00%, 6/01/41	1,000	1,015,920
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	4,000	4,120,280
New Jersey Economic Development Authority (NJ Metromall Urban Renewal, Inc.) Series 2002 6.50%, 4/01/28	1,000	1,188,230
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/28	1,000	1,132,490
5.50%, 1/01/27	1,000	1,166,910
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2012 5.00%, 6/01/32	4,000	4,516,360
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	1,165	1,275,337
New Jersey Educational Facilities Authority (Kean University) AGM Series 2015H 5.00%, 7/01/34	2,500	2,867,625
New Jersey Educational Facilities Authority (Princeton Theological Seminary) Series 2010A 5.00%, 7/01/28	5,000	5,584,200

abfunds.com	AB MUNICIPAL INCOME FUND II | 63

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority Series 2008 5.125%, 7/01/22 (Pre-refunded/ETM)	$455	$475,066
Series 2013 5.25%, 7/01/31 (Pre-refunded/ETM)	1,800	2,196,446
AGC Series 2004A 5.25%, 7/01/23 (Pre-refunded/ETM)	2,085	2,553,416
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008A 5.125%, 7/01/22	45	46,629
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 7/01/35	1,950	2,262,897
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	2,100	2,279,592
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2016A 5.00%, 7/01/33	1,000	1,155,220
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/28-6/15/29	2,750	2,984,072
NATL Series 2006A 5.00%, 6/15/18	3,400	3,467,558
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2015A 5.25%, 6/15/41	1,250	1,316,862
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/43	5,200	5,771,116
NATL Series 2000B 1.365%, 1/01/30(b)	850	780,623

64 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Hudson Sewerage Authority/NJ NATL Series 2001A Zero Coupon, 8/01/24 (Pre-refunded/ETM)	$8,875	$7,840,264
Rutgers The State University of New Jersey Series 2013L 5.00%, 5/01/30	4,500	5,180,670
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	1,000	994,460
Union County Improvement Authority (Township of Union NJ/Union County Lease) NATL Series 2003A 5.25%, 8/15/23	2,585	2,593,298
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,560	4,983,898

		78,493,951

California – 0.4%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	400	421,216

District of Columbia – 3.1%
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	3,070	3,381,943

Idaho – 3.8%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2014 5.00%, 7/15/31	3,600	4,153,320

Illinois – 1.9%
Kane Cook & DuPage Counties School District No U-46 Elgin Series 2015D 5.00%, 1/01/34	1,000	1,112,800
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	1,000	1,009,660

		2,122,460

abfunds.com	AB MUNICIPAL INCOME FUND II | 65

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.2%
Commonwealth of Massachusetts NATL Series 2000G 1.23%, 12/01/30(b)	$200	$182,729

New York – 11.0%
New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)	290	336,983
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	1,750	2,011,170
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 2.488%, 3/01/27(b)	470	445,715
Port Authority of New York & New Jersey Series 2012 5.00%, 7/15/30	4,250	4,855,200
Series 2014 5.00%, 9/01/31	1,100	1,281,027
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	3,175	3,236,404

		12,166,499

Ohio – 0.2%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 7.125%, 8/01/25(c)(d)	500	4,750
Series 2014 10.635%, 8/01/25(c)(d)	67	639
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	280	262,139

		267,528

Pennsylvania – 4.5%
Delaware River Port Authority Series 2010D 5.00%, 1/01/28-1/01/29	4,530	4,956,884

66 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.2%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	$1,310	$1,322,013

Texas – 1.0%
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Austin Public Schools, Inc.) Series 2014A 5.00%, 8/15/34	1,000	1,127,140

Total Investments – 98.7% (cost $100,706,856)		108,595,683
Other assets less liabilities – 1.3%		1,381,080

Net Assets – 100.0%		$109,976,763

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$3,250	10/04/21	3 Month LIBOR	1.286%	$(67,536)
Morgan Stanley & Co., LLC/(CME Group)	3,680	12/29/21	3 Month LIBOR	1.989%	16,407

					$(51,129)

(a)	Variable rate coupon, rate shown as of May 31, 2017.

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of these securities amounted to $1,409,067 or 1.28% of net assets.

(c)	Non-income producing security.

(d)	Illiquid security.

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been Pre-refunded or escrowed to maturity are 26.4% and 9.6%, respectively.

abfunds.com	AB MUNICIPAL INCOME FUND II | 67

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

68 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS

AB OHIO PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.5%
Long-Term Municipal Bonds – 97.5%
Ohio – 80.8%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/34	$2,000	$2,302,380
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	1,000	982,700
Central Ohio Solid Waste Authority Series 2012 5.00%, 12/01/29 (Pre-refunded/ETM)	155	182,206
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	4,500	5,209,740
City of Cleveland OH Series 2012 5.00%, 12/01/28	2,215	2,573,808
City of Columbus OH Series 2014A 4.00%, 2/15/28	3,510	3,908,139
Cleveland Municipal School District Series 2015A 5.00%, 12/01/33	3,000	3,472,560
Cleveland State University Series 2012 5.00%, 6/01/30	3,000	3,412,200
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 0.00%, 8/01/25(a)(b)	500	4,750
Series 2014 0.00%, 8/02/25(a)(b)	67	639
Columbus City School District Series 2016A 5.00%, 12/01/31	1,000	1,196,590
County of Allen OH (Mercy Health/OH) Series 2010B 5.25%, 9/01/27	2,350	2,598,442
County of Cuyahoga OH AGC Series 2004 5.00%, 11/15/19	1,160	1,161,357

abfunds.com	AB MUNICIPAL INCOME FUND II | 69

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	$3,200	$3,645,056
County of Cuyahoga OH (County of Cuyahoga OH Sales Tax) Series 2014 5.00%, 12/01/34	1,000	1,175,750
County of Cuyahoga OH (MetroHealth System (The)) 5.00%, 2/15/37	1,400	1,506,834
County of Franklin OH (Agler Green LP) Series 2002A 5.65%, 5/20/32	770	772,464
5.80%, 5/20/44	1,150	1,153,508
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	865	873,140
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,625	1,694,680
County of Hamilton OH Sewer System Revenue Series 2013A 5.00%, 12/01/31	4,305	5,118,989
County of Scioto OH (Southern Ohio Medical Center Obligated Group) Series 2016 5.00%, 2/15/33	1,000	1,148,720
Cuyahoga Community College District Series 2009C 5.00%, 8/01/24 (Pre-refunded/ETM)	1,545	1,708,677
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	575	585,781
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	1,300	1,545,115
Gallia County Local School District Series 2014 5.00%, 11/01/29	2,000	2,334,600

70 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kent State University Series 2012A 5.00%, 5/01/30-5/01/31	$4,005	$4,573,667
Miami University/Oxford OH Series 2011 5.00%, 9/01/31	1,000	1,134,820
Mount Healthy City School District Series 2015 5.00%, 12/01/33	1,000	1,149,150
Northeast Ohio Regional Sewer District Series 2013 5.00%, 11/15/43	3,000	3,410,070
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	315	294,890
Ohio Higher Educational Facility Commission (Denison University) Series 2012 5.00%, 11/01/32	590	673,786
Ohio Higher Educational Facility Commission (University of Dayton) Series 2011A 5.375%, 12/01/30	750	846,518
Ohio University Series 2013 5.00%, 12/01/32	3,120	3,595,519
Princeton City School District Series 2014 4.00%, 12/01/31	1,000	1,089,020
5.00%, 12/01/39	750	869,558
Summit County Development Finance Authority Series 2012 5.00%, 12/01/25	3,760	4,448,719
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	1,270	1,500,188
University of Akron (The) Series 2014A 5.00%, 1/01/32	4,080	4,665,358

		78,520,088

abfunds.com	AB MUNICIPAL INCOME FUND II | 71

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California – 0.8%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(c)	$750	$804,735
State of California Series 2004 5.25%, 4/01/29	5	5,014

		809,749

Florida – 2.7%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,119,640
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,300	1,483,482

		2,603,122

Illinois – 1.5%
Illinois State Toll Highway Authority Series 2013A 5.00%, 1/01/32	1,250	1,414,362

Massachusetts – 0.7%
Commonwealth of Massachusetts NATL Series 2000G 1.23%, 12/01/30(d)	700	639,551

New York – 4.8%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29	3,365	3,866,385
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)	110	126,563
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	635	694,544

		4,687,492

72 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.4%
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	$375	$383,276

Tennessee – 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University) Series 2012 5.00%, 11/01/29	630	681,887

Texas – 4.5%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,000	1,138,220
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	1,025	1,174,681
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	700	803,383
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	740	839,900
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	370	412,624

		4,368,808

West Virginia – 0.6%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 1.645%, 2/15/34(d)	600	542,632

Total Municipal Obligations (cost $88,676,792)		94,650,967

abfunds.com	AB MUNICIPAL INCOME FUND II | 73

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(e)(f) (cost $792,730)	$792,730	$792,730

Total Investments – 98.3% (cost $89,469,522)		95,443,697
Other assets less liabilities – 1.7%		1,699,864

Net Assets – 100.0%		$97,143,561

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)*	$3,150	10/04/21	1.286%	3 Month LIBOR	$(37,810)
Morgan Stanley & Co., LLC/(CME Group)	3,150	10/04/21	3 Month LIBOR	1.286%	(65,457)
Morgan Stanley & Co., LLC/(CME Group)	2,720	12/29/21	3 Month LIBOR	1.989%	12,127

					$(91,140)

*	Includes a premium paid in the amount of $103,267

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the market value of this security amounted to $804,735 or 0.8% of net assets.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of these securities amounted to $1,182,183 or 1.22% of net assets.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been Pre-refunded or escrowed to maturity are 2.5% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CME – Chicago Mercantile Exchange

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

74 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS

AB PENNSYLVANIA PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 97.9%
Pennsylvania – 88.6%
Adams County Industrial Development Authority (Gettysburg College) Series 2010 5.00%, 8/15/25	$1,090	$1,206,379
Allegheny County Industrial Development Authority (Residential Resources Inc/PA) Series 2006 5.00%, 9/01/21	500	500,965
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35	415	388,531
Bensalem Township School District Series 2013 5.00%, 6/01/30	3,345	3,986,471
Bucks County Water & Sewer Authority AGM Series 2011 5.00%, 12/01/29	1,255	1,426,860
AGM Series 2015A 5.00%, 12/01/37-12/01/40	1,780	2,024,803
Carlisle Area School District Series 2011 5.00%, 9/01/25 (Pre-refunded/ETM)	2,000	2,342,000
Cheltenham Township School District Series 2016B 5.00%, 2/15/36	1,000	1,148,030
City of Philadelphia PA Series 2014A 5.25%, 7/15/31	2,500	2,891,750
Series 2017 5.00%, 8/01/31	1,000	1,172,980
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/36	1,700	1,988,303
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/28	1,800	2,092,122
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016A 4.00%, 7/01/35	1,800	1,885,104

abfunds.com	AB MUNICIPAL INCOME FUND II | 75

PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/46	$500	$515,750
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	300	314,976
Delaware County Authority (Elwyn) Series 2010 5.00%, 6/01/25	1,645	1,646,250
Delaware County Regional Water Quality Control Authority Series 2013 5.00%, 5/01/30	2,070	2,404,222
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/37	2,000	2,328,440
Delaware River Port Authority Series 2010D 5.00%, 1/01/29	4,470	4,887,007
Lancaster County Hospital Authority/PA (University of Pennsylvania Health System Obligated Group (The)) Series 2016 5.00%, 8/15/33	1,165	1,355,035
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)	735	830,072
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	765	801,139
Northampton County General Purpose Authority (Lafayette College) Series 2013A 5.00%, 11/01/32	2,000	2,332,840
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp (The)) Series 2012A 5.00%, 11/01/32	2,000	2,236,280

76 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania Higher Educational Facilities Authority Series 2010 5.00%, 3/01/27 (Pre-refunded/ETM)	$1,460	$1,614,862
5.00%, 3/01/28 (Pre-refunded/ETM)	1,390	1,537,437
Pennsylvania Higher Educational Facilities Authority (Bryn Mawr College) Series 2014 5.00%, 12/01/44	1,000	1,152,070
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 5/01/34	1,800	2,056,788
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania) Series 2017A 5.00%, 8/15/33	2,000	2,412,720
Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/23 (Pre-refunded/ETM)	130	136,466
Pennsylvania Intergovernmental Cooperation Authority Series 2009 5.00%, 6/15/23	3,000	3,243,450
Pennsylvania Turnpike Commission Series 2010B-2 5.00%, 12/01/30 (Pre-refunded/ETM)	810	917,835
5.00%, 12/01/30	1,375	1,527,584
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2016A 5.00%, 12/01/32	2,000	2,375,420
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40	400	414,020
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(a)(b)(c)	350	3,500

abfunds.com	AB MUNICIPAL INCOME FUND II | 77

PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Temple University-of The Commonwealth System of Higher Education) Series 2016-2 5.00%, 4/01/29	$1,000	$1,177,370
Philadelphia Gas Works Co. Series 2010-9 5.00%, 8/01/30 (Pre-refunded/ETM)	2,000	2,243,220
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/26	2,725	3,018,973
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/23	4,000	4,375,320
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 2/01/31	1,075	1,183,865
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29-12/01/33	2,000	2,315,790
Township of Lower Paxton PA Series 2014 5.00%, 4/01/44	4,000	4,561,560
University of Pittsburgh-of the Commonwealth System of Higher Education Series 2014A 4.00%, 9/15/37	2,220	2,371,582
Wilkes-Barre Finance Authority (University of Scranton) Series 2010 5.00%, 11/01/30	2,500	2,769,200

		84,115,341

Massachusetts – 1.9%
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2013A 5.00%, 5/15/32	1,500	1,759,275

78 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York – 5.4%
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/39	$1,000	$1,149,090
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	1,735	2,038,295
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 2.488%, 3/01/27(d)	490	464,682
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/28	1,300	1,500,941

		5,153,008

Texas – 2.0%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,200	1,365,864
City of Houston TX Airport System Revenue AGM Series 2000P 1.94%, 7/01/30(d)	525	487,878

		1,853,742

Total Investments – 97.9% (cost $87,318,427)		92,881,366
Other assets less liabilities – 2.1%		2,037,208

Net Assets – 100.0%		$94,918,574

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$3,530	12/29/21	3 Month LIBOR	1.989%	$15,738

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Defaulted.

abfunds.com	AB MUNICIPAL INCOME FUND II | 79

PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of these securities amounted to $952,560 or 1.00% of net assets.

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been Pre-refunded or escrowed to maturity are 8.5% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CME – Chicago Mercantile Exchange

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

See notes to financial statements.

80 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS

AB VIRGINIA PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 98.6%
Virginia – 73.9%
Arlington County Industrial Development Authority (AHC LP-3/VA) Series 2001 5.15%, 11/01/31	$1,295	$1,296,787
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 3/01/45(a)	585	591,956
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	4,000	4,459,560
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,000	1,021,800
City of Chesapeake VA Series 2010D 5.00%, 12/01/25 (Pre-refunded/ETM)	2,275	2,582,057
City of Hampton VA Series 2010A 5.00%, 1/15/21	1,750	1,859,550
City of Newport News VA Series 2014A 5.00%, 7/15/30-7/15/32	2,000	2,377,620
City of Richmond VA Series 2009 5.00%, 1/15/28 (Pre-refunded/ETM)	1,000	1,065,260
Series 2009A 5.00%, 7/15/27	1,400	1,513,918
Series 2016 5.00%, 1/15/34	5,000	5,911,900
City of Richmond VA (City of Richmond VA Public Utility Revenue) Series 2013A 5.00%, 1/15/29	1,970	2,303,836
City of Richmond VA Public Utility Revenue Series 2016 5.00%, 1/15/30	4,000	4,825,360
City of Suffolk VA Series 2010 5.00%, 8/01/22	1,870	2,094,306
Series 2010A 5.00%, 8/01/22 (Pre-refunded/ETM)	210	235,190

abfunds.com	AB MUNICIPAL INCOME FUND II | 81

PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011 5.00%, 2/01/26 (Pre-refunded/ETM)	$4,110	$4,671,631
5.00%, 2/01/26	950	1,072,892
County of Henrico VA Series 2010 5.00%, 7/15/24	6,600	7,374,312
County of Henrico VA Water & Sewer Revenue Series 2009 5.00%, 5/01/25 (Pre-refunded/ETM)	1,165	1,253,878
Series 2009A 5.00%, 5/01/27 (Pre-refunded/ETM)	1,200	1,291,548
County of Isle Wight VA Series 2008B 6.00%, 7/01/27 (Pre-refunded/ETM)	3,500	3,777,445
Culpeper County Economic Development Authority Series 2014 4.00%, 6/01/29	2,955	3,229,667
Dullles Town Center Community Development Authority Series 2012 4.25%, 3/01/26	1,000	1,004,210
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/28 (Pre-refunded/ETM)	8,635	9,598,839
Fairfax County Economic Development Authority (County of Fairfax VA Lease) Series 2014A 5.00%, 10/01/34	1,000	1,172,140
Fairfax County Economic Development Authority (Fairfax County EDA Transportation Impt Dist) Series 2016 4.00%, 4/01/35	2,000	2,155,560
Fairfax County Economic Development Authority (Goodwin House, Inc.) Series 2016 5.00%, 10/01/36-10/01/42	3,200	3,578,168
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2009C 5.00%, 5/15/25	1,000	1,077,430
Series 2012 5.00%, 5/15/35	1,800	2,024,100
Series 2014A 5.00%, 5/15/44	2,000	2,255,720

82 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/30-6/15/31	$5,000	$5,803,090
Hanover County Economic Development Authority (Covenant Woods) Series 2012A 5.00%, 7/01/42	2,000	2,028,520
Henrico County Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) Series 2013 5.00%, 11/01/30	2,000	2,248,060
Lexington Industrial Development Authority Series 2006B 5.00%, 12/01/30 (Pre-refunded/ETM)	3,885	4,193,469
Lexington Industrial Development Authority (Lexington Retirement Community, Inc.) Series 2016 4.00%, 1/01/31	1,500	1,533,525
Loudoun County Sanitation Authority Series 2010 5.00%, 1/01/29	3,820	4,185,536
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36	250	275,623
Newport News Redevelopment & Housing Authority (Walker-Newport News LP) Series 2002A 5.55%, 9/20/34	1,880	1,886,430
5.65%, 3/20/44	1,660	1,665,495
Norfolk Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) Series 2013 5.00%, 11/01/29	2,200	2,515,898
Prince William County Industrial Development Authority Series 2011 5.50%, 9/01/31 (Pre-refunded/ETM)	3,750	4,412,700

abfunds.com	AB MUNICIPAL INCOME FUND II | 83

PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Prince William County Industrial Development Authority (Westminster at Lake Ridge) Series 2016 5.00%, 1/01/31	$1,700	$1,797,988
Roanoke County Economic Development Authority (City of Roanoke VA Lease) Series 2015 5.00%, 10/15/35	1,750	2,049,390
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) AGM Series 2005C 5.00%, 7/01/27	3,000	3,290,370
Suffolk Economic Development Authority (United Church Homes & Services Obligated Group) Series 2016 5.00%, 9/01/31	1,000	1,074,950
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	2,400	2,348,880
Town of Leesburg VA Series 2011A 5.00%, 1/15/24 (Pre-refunded/ETM)	395	448,637
5.00%, 1/15/24	1,645	1,861,498
Virginia College Building Authority (Liberty University, Inc.) Series 2010 5.25%, 3/01/29	5,000	5,549,650
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/30(a)	1,615	1,764,565
Virginia College Building Authority (Roanoke College) Series 2007 5.00%, 4/01/23	1,000	1,002,230
Virginia Commonwealth University Health System Authority Series 2011 5.00%, 7/01/27	1,000	1,136,480
Virginia Port Authority Series 2016B 5.00%, 7/01/35-7/01/36	6,160	7,059,877

84 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Virginia Resources Authority Series 2009 5.00%, 10/01/25 (Pre-refunded/ETM)	$3,345	$3,656,185
Series 2011B 5.00%, 11/01/26 (Pre-refunded/ETM)	1,120	1,300,522
5.00%, 11/01/26	3,880	4,499,946
Series 2016C 4.00%, 11/01/34	4,000	4,359,840
Virginia Resources Authority (Virginia Resources Authority SRF) Series 2013 5.00%, 10/01/25	4,000	4,819,920
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo. LLC) Series 2012 5.25%, 1/01/32	2,500	2,734,450
5.50%, 1/01/42	1,000	1,099,010
Virginia Small Business Financing Authority (Hampton University) Series 2014 5.25%, 10/01/29	4,125	4,882,597
Virginia Small Business Financing Authority (Wellmont Health System) Series 2007A 5.125%, 9/01/22	710	716,440
Winchester Economic Development Authority (Valley Health Obligated Group) Series 2015 5.00%, 1/01/34-1/01/35	3,500	3,973,005

		169,851,416

Arizona – 2.2%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	3,945	4,300,011
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	705	848,326

		5,148,337

California – 0.3%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	660	695,006

abfunds.com	AB MUNICIPAL INCOME FUND II | 85

PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado – 0.6%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/28	$1,220	$1,401,780

District of Columbia – 7.8%
Metropolitan Washington Airports Authority Series 2009C 5.125%, 10/01/34	5,130	5,405,122
Series 2012A 5.00%, 10/01/30	2,480	2,868,715
Series 2016A 5.00%, 10/01/35	1,200	1,385,412
Metropolitan Washington Airports Authority (Dulles Toll Road) Series 2010B Zero Coupon, 10/01/44(b)	4,300	5,048,028
Washington Metropolitan Area Transit Authority Series 2009A 5.25%, 7/01/27	3,000	3,232,500

		17,939,777

Florida – 0.7%
Pinellas County Educational Facilities Authority (Barry University, Inc.) Series 2012 5.00%, 10/01/27	400	430,692
5.25%, 10/01/30	1,000	1,072,370

		1,503,062

Illinois – 1.0%
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	2,200	2,221,252

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000G 1.23%, 12/01/30(c)	1,250	1,142,056

Michigan – 0.7%
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,575	1,688,432

86 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.5%
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	$1,000	$1,165,780

New York – 3.5%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28-11/15/29	5,745	6,607,378
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)	185	212,855
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	1,090	1,192,209

		8,012,442

North Carolina – 0.4%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37	1,000	1,030,450

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	600	561,726

Puerto Rico – 1.7%
Puerto Rico Electric Power Authority NATL Series 2003N 5.25%, 7/01/21	2,000	2,186,340
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	1,580	1,640,814

		3,827,154

Texas – 2.5%
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	1,300	1,491,997

abfunds.com	AB MUNICIPAL INCOME FUND II | 87

PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/36	$1,150	$1,150,748
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,110	1,259,850
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	555	618,936
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	1,000	1,130,980

		5,652,511

Washington – 0.2%
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.00%, 10/01/32	400	438,696

Wisconsin – 1.9%
Wisconsin Health & Educational Facilities Authority Series 2012C 5.00%, 8/15/32 (Pre-refunded/ETM)	2,700	3,189,753
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,107,149

		4,296,902

Total Municipal Obligations (cost $213,690,991)		226,576,779

88 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(d)(e) (cost $538,547)	538,547	$538,547

Total Investments – 98.8% (cost $214,229,538)		227,115,326
Other assets less liabilities – 1.2%		2,785,510

Net Assets – 100.0%		$229,900,836

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$5,520	10/14/21	3 Month LIBOR	1.323%	$(105,858)

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$7,000	12/01/17	SIFMA*	3.792%	$154,408

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the aggregate market value of these securities amounted to $2,356,521 or 1.0% of net assets.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of this security amounted to $1,142,056 or 0.50% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

abfunds.com	AB MUNICIPAL INCOME FUND II | 89

PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been Pre-refunded or escrowed to maturity are 2.9% and 0.0%, respectively.

Glossary:
AGM – Assured Guaranty Municipal
CME – Chicago Mercantile Exchange
EDA – Economic Development Agency
ETM – Escrowed to Maturity
LIBOR – London Interbank Offered Rates
NATL – National Interstate Corporation
SRF – State Revolving Fund
See notes to financial statements.

90 | AB MUNICIPAL INCOME FUND II	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2017

	AB Arizona		AB Massachusetts
Assets
Investments in securities, at value
Unaffiliated issuers (cost $116,792,977 and $232,889,742, respectively)	$122,188,433		$246,392,304
Affiliated issuers (cost $803,272 and $0, respectively)	803,272		– 0	–
Cash	23		– 0	–
Cash collateral due from broker	117,710		305,617
Interest receivable	2,261,276		3,485,087
Receivable for investment securities sold	404,185		2,062,921
Receivable for shares of beneficial interest sold	17,101		325,849
Receivable for variation margin on exchange-traded derivatives	11,765		6,912
Affiliated dividends receivable	72		– 0	–
Unrealized appreciation on interest rate swaps	– 0	–	176,466

Total assets	125,803,837		252,755,156

Liabilities
Due to custodian	– 0	–	53,781
Payable for shares of beneficial interest redeemed	237,147		550,044
Distribution fee payable	39,425		73,843
Custody fee payable	34,915		47,056
Dividends payable	34,861		102,565
Audit and tax fee payable	28,897		30,781
Advisory fee payable	25,782		58,981
Administrative fee payable	8,620		9,179
Transfer Agent fee payable	1,613		5,285
Accrued expenses	26,547		35,679

Total liabilities	437,807		967,194

Net Assets	$125,366,030		$251,787,962

Composition of Net Assets
Shares of beneficial interest, at par	$112,360		$222,022
Additional paid-in capital	120,966,653		237,983,005
Distributions in excess of net investment income	(46,202)		(171,510)
Accumulated net realized gain (loss) on investment transactions	(1,043,019)		62,504
Net unrealized appreciation on investments	5,376,238		13,691,941

	$125,366,030		$251,787,962

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 91

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$105,539,309	9,456,701	$11.16	*

Class B	$372,631	33,442	$11.14

Class C	$19,454,090	1,745,825	$11.14

AB Massachusetts Portfolio

Class A	$163,988,335	14,453,973	$11.35	*

Class B	$92,385	8,157	$11.33

Class C	$45,529,873	4,020,220	$11.33

Advisor Class	$42,177,369	3,719,858	$11.34

*	The maximum offering price per share for Class A of AB Arizona Portfolio and AB Massachusetts Portfolio were $11.51 and $11.70, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

92 | AB MUNICIPAL INCOME FUND II	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

	AB Minnesota		AB New Jersey
Assets
Investments in securities, at value
Unaffiliated issuers (cost $74,245,871 and $100,706,856, respectively)	$78,336,577		$108,595,683
Cash collateral due from broker	156,011		127,619
Interest receivable	1,139,660		1,702,167
Receivable for shares of beneficial interest sold	6,076		45,385
Receivable for variation margin on exchange-traded derivatives	3,267		2,912
Affiliated dividends receivable	138		350
Receivable for investment securities sold	– 0	–	320,199

Total assets	79,641,729		110,794,315

Liabilities
Due to custodian	804,142		302,405
Payable for shares of beneficial interest redeemed	59,064		300,326
Distribution fee payable	23,997		35,202
Dividends payable	18,838		59,911
Administrative fee payable	8,799		9,094
Advisory fee payable	4,584		17,725
Transfer Agent fee payable	1,452		1,605
Accrued expenses	85,100		91,284

Total liabilities	1,005,976		817,552

Net Assets	$78,635,753		$109,976,763

Composition of Net Assets
Shares of beneficial interest, at par	$76,146		$112,418
Additional paid-in capital	74,612,428		105,587,257
Distributions in excess of net investment income	(47,663)		(59,911)
Accumulated net realized loss on investment transactions	(176,328)		(3,500,699)
Net unrealized appreciation on investments	4,171,170		7,837,698

	$78,635,753		$109,976,763

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 93

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Minnesota Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$67,610,585	6,547,933	$10.33	*

Class B	$41,212	3,988	$10.33

Class C	$10,983,956	1,062,656	$10.34

AB New Jersey Portfolio

Class A	$92,494,267	9,455,688	$9.78	*

Class B	$214,140	21,891	$9.78

Class C	$17,268,356	1,764,221	$9.79

*	The maximum offering price per share for Class A of AB Minnesota Portfolio and AB New Jersey Portfolio were $10.65 and $10.08, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

94 | AB MUNICIPAL INCOME FUND II	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

	AB Ohio		AB Pennsylvania
Assets
Investments in securities, at value
Unaffiliated issuers (cost $88,676,792 and $87,318,427, respectively)	$94,650,967		$92,881,366
Affiliated issuers (cost $792,730 and $0, respectively)	792,730		– 0	–
Cash	72,115		– 0	–
Cash collateral due from broker	51,058		66,263
Interest receivable	1,447,438		1,271,350
Receivable for investment securities sold	393,687		1,238,802
Receivable for variation margin on exchange-traded derivatives	1,294		1,673
Receivable for shares of beneficial interest sold	17,733		63,138
Affiliated dividends receivable	14		1

Total assets	97,427,036		95,522,593

Liabilities
Due to custodian	– 0	–	315,033
Payable for shares of beneficial interest redeemed	109,411		118,231
Custody fee payable	32,462		30,095
Dividends payable	32,155		30,365
Audit and tax fee payable	30,783		32,477
Distribution fee payable	30,142		28,070
Advisory fee payable	10,061		13,266
Administrative fee payable	8,799		8,998
Transfer Agent fee payable	1,452		1,553
Accrued expenses	28,210		25,931

Total liabilities	283,475		604,019

Net Assets	$97,143,561		$94,918,574

Composition of Net Assets
Shares of beneficial interest, at par	$96,688		$90,025
Additional paid-in capital	96,483,382		90,823,708
Distributions in excess of net investment income	(32,155)		(44,269)
Accumulated net realized loss on investment transactions	(5,287,389)		(1,529,567)
Net unrealized appreciation on investments	5,883,035		5,578,677

	$97,143,561		$94,918,574

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 95

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Ohio Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$83,416,599	8,301,946	$10.05	*

Class B	$26,206	2,610	$10.04

Class C	$13,700,756	1,364,202	$10.04

AB Pennsylvania Portfolio

Class A	$83,619,945	7,931,252	$10.54	*

Class B	$61,545	5,837	$10.54

Class C	$11,237,084	1,065,432	$10.55

*	The maximum offering price per share for Class A of AB Ohio Portfolio and AB Pennsylvania Portfolio were $10.36 and $10.87, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

96 | AB MUNICIPAL INCOME FUND II	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

AB Virginia
Assets
Investments in securities, at value
Unaffiliated issuers (cost $213,690,991, respectively)	$226,576,779
Affiliated issuers (cost $538,547, respectively)	538,547
Cash	29
Cash collateral due from broker	100,317
Interest receivable	3,030,553
Receivable for investment securities sold	304,451
Unrealized appreciation on interest rate swaps	154,408
Receivable for shares of beneficial interest sold	90,668
Receivable for variation margin on exchange-traded derivatives	2,098
Affiliated dividends receivable	552

Total assets	230,798,402

Liabilities
Payable for shares of beneficial interest redeemed	506,618
Dividends payable	142,311
Distribution fee payable	70,122
Advisory fee payable	54,181
Custody fee payable	48,275
Administrative fee payable	8,998
Transfer Agent fee payable	3,450
Accrued expenses	63,611

Total liabilities	897,566

Net Assets	$229,900,836

Composition of Net Assets
Shares of beneficial interest, at par	$205,551
Additional paid-in capital	220,108,003
Distributions in excess of net investment income	(195,555)
Accumulated net realized loss on investment transactions	(3,151,501)
Net unrealized appreciation on investments	12,934,338

$229,900,836

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Virginia Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$159,688,972	14,271,396	$11.19	*

Class B	$110,664	9,906	$11.17

Class C	$41,823,035	3,747,586	$11.16

Advisor Class	$28,278,165	2,526,201	$11.19

*	The maximum offering price per share for Class A of AB Virginia Portfolio was $11.54, which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 97

STATEMENT OF OPERATIONS

Year Ended May 31, 2017

	AB Arizona		AB Massachusetts
Investment Income
Interest	$4,931,722		$9,196,336
Dividends – Affiliated issuers	1,985		5,906
Other income	38		50

Total income	4,933,745		9,202,292

Expenses
Advisory fee (see Note B)	580,967		1,122,076
Distribution fee – Class A	260,886		447,932
Distribution fee – Class B	3,750		1,193
Distribution fee – Class C	243,745		534,526
Transfer agency – Class A	38,172		63,532
Transfer agency – Class B	157		43
Transfer agency – Class C	8,894		18,900
Transfer agency – Advisor Class	– 0	–	5,966
Custodian	96,888		114,525
Administrative	60,159		61,400
Audit and tax	50,732		52,622
Legal	33,589		45,594
Trustees’ fees	27,095		27,097
Printing	13,587		34,545
Registration fees	12,232		13,176
Miscellaneous	8,457		13,035

Total expenses	1,439,310		2,556,162
Less: expenses waived and reimbursed by the Adviser (see Note B)	(247,976)		(278,649)

Net expenses	1,191,334		2,277,513

Net investment income	3,742,411		6,924,779

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	288,374		339,890
Swaps	87,274		422,612
Net change in unrealized appreciation/depreciation of:
Investments	(2,804,395)		(5,724,619)
Swaps	(48,227)		(626,751)

Net loss on investment transactions	(2,476,974)		(5,588,868)

Net Increase in Net Assets from Operations	$1,265,437		$1,335,911

See notes to financial statements.

98 | AB MUNICIPAL INCOME FUND II	abfunds.com

STATEMENT OF OPERATIONS (continued)

	AB Minnesota	AB New Jersey
Investment Income
Interest	$2,975,390	$4,655,698
Dividends – Affiliated issuers	4,289	1,370
Other income	24	31

Total income	2,979,703	4,657,099

Expenses
Advisory fee (see Note B)	370,699	510,095
Distribution fee – Class A	167,448	213,265
Distribution fee – Class B	369	2,413
Distribution fee – Class C	153,617	278,070
Transfer agency – Class A	35,306	40,140
Transfer agency – Class B	44	113
Transfer agency – Class C	8,622	13,115
Custodian	89,352	91,013
Administrative	60,847	61,141
Audit and tax	52,612	52,618
Legal	33,583	33,583
Trustees’ fees	27,094	27,094
Printing	15,439	19,393
Registration fees	3,057	3,897
Miscellaneous	8,057	10,730

Total expenses	1,026,146	1,356,680
Less: expenses waived and reimbursed by the Adviser (see Note B)	(213,463)	(215,969)

Net expenses	812,683	1,140,711

Net investment income	2,167,020	3,516,388

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(37,929)	850,801
Swaps	(90,422)	112,004
Net change in unrealized appreciation/depreciation of:
Investments	(1,476,586)	(2,581,451)
Swaps	(74,641)	(136,607)

Net loss on investment transactions	(1,679,578)	(1,755,253)

Net Increase in Net Assets from Operations	$487,442	$1,761,135

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 99

STATEMENT OF OPERATIONS (continued)

	AB Ohio	AB Pennsylvania
Investment Income
Interest	$3,760,944	$3,632,437
Dividends – Affiliated issuers	1,011	2,049
Other income	37	35

Total income	3,761,992	3,634,521

Expenses
Advisory fee (see Note B)	475,921	435,032
Distribution fee – Class A	202,466	189,642
Distribution fee – Class B	381	667
Distribution fee – Class C	247,356	207,503
Transfer agency – Class A	40,270	38,571
Transfer agency – Class B	49	34
Transfer agency – Class C	12,698	10,640
Custodian	92,994	87,029
Administrative	60,847	60,537
Audit and tax	52,618	46,531
Legal	33,583	33,583
Trustees’ fees	27,096	27,064
Printing	19,167	17,306
Registration fees	2,978	3,468
Miscellaneous	9,461	10,658

Total expenses	1,277,885	1,168,265
Less: expenses waived and reimbursed by the Adviser (see Note B)	(245,983)	(189,236)

Net expenses	1,031,902	979,029

Net investment income	2,730,090	2,655,492

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	263,815	1,042,482
Swaps	78,448	127,742
Net change in unrealized appreciation/depreciation of:
Investments	(2,136,529)	(2,507,088)
Swaps	(153,574)	(69,200)

Net loss on investment transactions	(1,947,840)	(1,406,064)

Contributions from Affiliates (see Note B)	249	– 0	–

Net Increase in Net Assets from Operations	$782,499	$1,249,428

See notes to financial statements.

100 | AB MUNICIPAL INCOME FUND II	abfunds.com

STATEMENT OF OPERATIONS (continued)

AB Virginia
Investment Income
Interest	$8,812,945
Dividends – Affiliated issuers	11,064
Other income	49

Total income	8,824,058

Expenses
Advisory fee (see Note B)	1,074,395
Distribution fee – Class A	438,934
Distribution fee – Class B	1,161
Distribution fee – Class C	535,861
Transfer agency – Class A	63,955
Transfer agency – Class B	56
Transfer agency – Class C	19,905
Transfer agency – Advisor Class	3,783
Custodian	116,458
Administrative	60,725
Audit and tax	52,622
Legal	44,165
Printing	29,254
Trustees’ fees	27,097
Registration fees	5,773
Miscellaneous	12,311

Total expenses	2,486,455
Less: expenses waived and reimbursed by the Adviser (see Note B)	(205,048)

Net expenses	2,281,407

Net investment income	6,542,651

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	1,838,805
Swaps	216,704
Net change in unrealized appreciation/depreciation of:
Investments	(6,113,851)
Swaps	(405,446)

Net loss on investment transactions	(4,463,788)

Net Increase in Net Assets from Operations	$2,078,863

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 101

STATEMENT OF CHANGES IN NET ASSETS

	AB Arizona
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,742,411	$3,898,296
Net realized gain on investment transactions	375,648	369,430
Net change in unrealized appreciation/depreciation of investments	(2,852,622)	3,694,940

Net increase in net assets from operations	1,265,437	7,962,666
Dividends to Shareholders from
Net investment income
Class A	(3,183,783)	(3,279,548)
Class B	(8,658)	(9,735)
Class C	(561,339)	(609,022)
Transactions in Shares of Beneficial Interest
Net decrease	(4,119,215)	(1,891,774)

Total increase (decrease)	(6,607,558)	2,172,587
Net Assets
Beginning of period	131,973,588	129,801,001

End of period (including distributions in excess of net investment income of ($46,202) and ($38,828), respectively)	$125,366,030	$131,973,588

See notes to financial statements.

102 | AB MUNICIPAL INCOME FUND II	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Massachusetts
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,924,779	$6,833,214
Net realized gain on investment transactions	762,502	2,021,108
Net change in unrealized appreciation/depreciation of investments	(6,351,370)	3,120,605

Net increase in net assets from operations	1,335,911	11,974,927
Dividends to Shareholders from
Net investment income
Class A	(5,441,060)	(5,826,919)
Class B	(2,732)	(5,350)
Class C	(1,226,343)	(1,295,946)
Advisor Class(a)	(557,378)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	13,778,541	(3,848,669)

Total increase	7,886,939	998,043
Net Assets
Beginning of period	243,901,023	242,902,980

End of period (including distributions in excess of net investment income of ($171,510) and ($182,758), respectively)	$251,787,962	$243,901,023

(a)	Commenced distribution on July 25, 2016.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 103

STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Minnesota
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,167,020	$2,309,843
Net realized gain (loss) on investment transactions	(128,351)	386,919
Net change in unrealized appreciation/depreciation of investments	(1,551,227)	1,344,269

Net increase in net assets from operations	487,442	4,041,031
Dividends to Shareholders from
Net investment income
Class A	(1,887,191)	(2,081,036)
Class B	(764)	(644)
Class C	(316,509)	(367,356)
Net realized gain on investment transactions
Class A	(146,776)	– 0	–
Class B	(83)	– 0	–
Class C	(33,548)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(3,039,798)	(3,930,204)

Total decrease	(4,937,227)	(2,338,209)
Net Assets
Beginning of period	83,572,980	85,911,189

End of period (including distributions in excess of net investment income of ($47,663) and ($30,359), respectively)	$78,635,753	$83,572,980

See notes to financial statements.

104 | AB MUNICIPAL INCOME FUND II	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB New Jersey
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,516,388	$3,642,804
Net realized gain on investment transactions	962,805	139,517
Net change in unrealized appreciation/depreciation of investments	(2,718,058)	3,036,640

Net increase in net assets from operations	1,761,135	6,818,961
Dividends to Shareholders from
Net investment income
Class A	(2,837,102)	(2,977,637)
Class B	(6,197)	(7,900)
Class C	(714,715)	(778,276)
Transactions in Shares of Beneficial Interest
Net decrease	(5,967,060)	(4,657,467)

Total decrease	(7,763,939)	(1,602,319)
Net Assets
Beginning of period	117,740,702	119,343,021

End of period (including distributions in excess of net investment income of ($59,911) and ($78,096), respectively)	$109,976,763	$117,740,702

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 105

STATEMENT OF CHANGES IN NET ASSETS (continued)

AB Ohio
Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,730,090	$3,100,245
Net realized gain (loss) on investment transactions	342,263	(75,098)
Net change in unrealized appreciation/depreciation of investments	(2,290,103)	3,681,109
Contributions from Affiliates (see Note B)	249	– 0	–

Net increase in net assets from operations	782,499	6,706,256
Dividends to Shareholders from
Net investment income
Class A	(2,242,271)	(2,602,877)
Class B	(768)	(2,009)
Class C	(498,664)	(638,529)
Transactions in Shares of Beneficial Interest
Net decrease	(15,474,468)	(5,477,808)

Total decrease	(17,433,672)	(2,014,967)
Net Assets
Beginning of period	114,577,233	116,592,200

End of period (including distributions in excess of net investment income of ($32,155) and ($49,955), respectively)	$97,143,561	$114,577,233

See notes to financial statements.

106 | AB MUNICIPAL INCOME FUND II	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Pennsylvania
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,655,492	$2,813,279
Net realized gain on investment transactions	1,170,224	135,798
Net change in unrealized appreciation/depreciation of investments	(2,576,288)	2,455,777

Net increase in net assets from operations	1,249,428	5,404,854
Dividends to Shareholders from
Net investment income
Class A	(2,207,696)	(2,314,328)
Class B	(1,436)	(2,616)
Class C	(446,407)	(496,335)
Transactions in Shares of Beneficial Interest
Net decrease	(839,189)	(6,137,580)

Total decrease	(2,245,300)	(3,546,005)
Net Assets
Beginning of period	97,163,874	100,709,879

End of period (including distributions in excess of net investment income of ($44,269) and ($44,272), respectively)	$94,918,574	$97,163,874

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 107

STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Virginia
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,542,651	$6,733,763
Net realized gain on investment transactions	2,055,509	389,851
Net change in unrealized appreciation/depreciation of investments	(6,519,297)	5,848,373

Net increase in net assets from operations	2,078,863	12,971,987
Dividends to Shareholders from
Net investment income
Class A	(5,248,781)	(5,690,164)
Class B	(2,612)	(4,412)
Class C	(1,206,472)	(1,297,297)
Advisor Class(a)	(316,528)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(11,562,507)	3,838,205

Total increase (decrease)	(16,258,037)	9,818,319
Net Assets
Beginning of period	246,158,873	236,340,554

End of period (including distributions in excess of net investment income of ($195,555) and ($225,057), respectively)	$229,900,836	$246,158,873

(a)	Commenced distribution on July 25, 2016.

See notes to financial statements.

108 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

NOTE A

Significant Accounting Policies

AB Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series company currently comprised of seven portfolios: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers Class A, Class B and Class C shares. Effective July 25, 2016, AB Massachusetts Portfolio and AB Virginia Portfolio commenced offering of Advisor Class Shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND II | 109

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

110 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

abfunds.com	AB MUNICIPAL INCOME FUND II | 111

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2017:

AB Arizona Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$114,406,877		$7,781,556		$122,188,433
Short-Term Investments		803,272		– 0	–	– 0	–	803,272

Total Investments in Securities		803,272		114,406,877		7,781,556		122,991,705
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	14,267		– 0	–	14,267	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(33,485)		– 0	–	(33,485	)(b)

Total(c)		$803,272		$114,387,659		$7,781,556		$122,972,487

112 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

AB Massachusetts Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$243,011,119		$3,381,185		$246,392,304

Total Investments in Securities		– 0	–	243,011,119		3,381,185		246,392,304
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	119,730		– 0	–	119,730	(b)
Interest Rate Swaps		– 0	–	176,466		– 0	–	176,466
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(106,817)		– 0	–	(106,817	)(b)

Total(c)	$	– 0	–	$243,200,498		$3,381,185		$246,581,683

AB Minnesota Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$77,179,432		$1,157,145		$78,336,577

Total Investments in Securities		– 0	–	77,179,432		1,157,145		78,336,577
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	80,464		– 0	–	80,464	(b)
Liabilities:		– 0	–	– 0	–	– 0	–	– 0	–

Total(d)	$	– 0	–	$77,259,896		$1,157,145		$78,417,041

AB New Jersey Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$106,373,551		$2,222,132		$108,595,683

Total Investments in Securities		– 0	–	106,373,551		2,222,132		108,595,683
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	16,407		– 0	–	16,407	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(67,536)		– 0	–	(67,536	)(b)

Total(c)	$	– 0	–	$106,322,422		$2,222,132		$108,544,554

abfunds.com	AB MUNICIPAL INCOME FUND II | 113

NOTES TO FINANCIAL STATEMENTS (continued)

AB Ohio Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$92,494,612		$2,156,355		$94,650,967
Short-Term Investments		792,730		– 0	–	– 0	–	792,730

Total Investments in Securities		792,730		92,494,612		2,156,355		95,443,697
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	12,127		– 0	–	12,127	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(103,267)		– 0	–	(103,267	)(b)

Total(c)		$792,730		$92,403,472		$2,156,355		$95,352,557

AB Pennsylvania Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$88,947,608		$3,933,758		$92,881,366

Total Investments in Securities		– 0	–	88,947,608		3,933,758		92,881,366
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	15,738		– 0	–	15,738	(b)
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)	$	– 0	–	$88,963,346		$3,933,758		$92,897,104

114 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

AB Virginia Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long Term Municipal Bonds	$	– 0	–	$207,692,694		$18,884,085		$226,576,779
Short-Term Investments		538,547		– 0	–	– 0	–	538,547

Total Investments in Securities		538,547		207,692,694		18,884,085		227,115,326
Other Financial Instruments(a):
Assets:
Interest Rate Swaps		– 0	–	154,408		– 0	–	154,408
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(105,858)		– 0	–	(105,858	)(b)

Total(d)		$538,547		$207,741,244		$18,884,085		$227,163,876

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Arizona Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$7,014,598		$7,014,598
Accrued discounts/(premiums)	(1,709)		(1,709)
Realized gain (loss)	71		71
Change in unrealized appreciation/depreciation	(108,556)		(108,556)
Purchases	1,607,152		1,607,152
Sales	(730,000)		(730,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/17	$7,781,556		$7,781,556

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)	$(108,287)		$(108,287)

abfunds.com	AB MUNICIPAL INCOME FUND II | 115

NOTES TO FINANCIAL STATEMENTS (continued)

AB Massachusetts Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$1,507,126		$1,507,126
Accrued discounts/(premiums)	(1,005)		(1,005)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	124,711		124,711
Purchases	1,795,353		1,795,353
Sales	(45,000)		(45,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/17	$3,381,185		$3,381,185

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)	$124,711		$124,711

AB Minnesota Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$1,730,333		$1,730,333
Accrued discounts/(premiums)	(5,561)		(5,561)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	90,200		90,200
Purchases	1,072,506		1,072,506
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(1,730,333)		(1,730,333	)(b)

Balance as of 5/31/17	$1,157,145		$1,157,145

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)	$90,200		$90,200

AB New Jersey Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$360,460		$360,460
Accrued discounts/(premiums)	(4,774)		(4,774)
Realized gain (loss)	25,599		25,599
Change in unrealized appreciation/depreciation	56,745		56,745
Purchases	2,311,377		2,311,377
Sales	(527,275)		(527,275)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/17	$2,222,132		$2,222,132

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)	$56,745		$56,745

116 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

AB Ohio Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$2,192,182		$2,192,182
Accrued discounts/(premiums)	(3,879)		(3,879)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(31,948)		(31,948)
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/17	$2,156,355		$2,156,355

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)	$(31,948)		$(31,948)

AB Pennsylvania Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$2,878,296		$2,878,296
Accrued discounts/(premiums)	(377)		(377)
Realized gain (loss)	3,865		3,865
Change in unrealized appreciation/depreciation	51,262		51,262
Purchases	1,310,000		1,310,000
Sales	(309,288)		(309,288)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/17	$3,933,758		$3,933,758

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)	$60,166		$60,166

AB Virginia Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$6,315,195		$6,315,195
Accrued discounts/(premiums)	(86,144)		(86,144)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	157,366		157,366
Purchases	9,204,505		9,204,505
Sales	– 0	–	– 0	–
Transfers in to Level 3	3,293,163		3,293,163	(c)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/17	$18,884,085		$18,884,085

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(a)	$157,366		$157,366

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(b)	An amount of $1,730,333 was transferred out of Level 3 into Level 2 as these securities were rated by third party vendors during the reporting period.

(c)	An amount of $3,293,163 was transferred out of Level 2 into Level 3 as these securities were not rated by third party vendors during the reporting period.

abfunds.com	AB MUNICIPAL INCOME FUND II | 117

NOTES TO FINANCIAL STATEMENTS (continued)

As of May 31, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’

118 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. During the year ended May 31, 2017, the Portfolios did not engage in such transactions. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

abfunds.com	AB MUNICIPAL INCOME FUND II | 119

NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

	Effective January 30, 2015
Portfolio	Class A	Class B	Class C
AB Arizona	.78%	1.53%	1.53%
AB Massachusetts	.77%	1.52%	1.52%
AB Minnesota	.85%	1.60%	1.60%
AB New Jersey	.82%	1.57%	1.57%
AB Ohio	.80%	1.55%	1.55%
AB Pennsylvania	.85%	1.60%	1.60%
AB Virginia	.80%	1.55%	1.55%

Effective July 25, 2016
Portfolio	Advisor Class
AB Massachusetts	.52%
AB Virginia	.55%

The Expense Caps will extend through September 30, 2017 and then may be extended by the Adviser for additional one year terms. For the year ended May 31, 2017, such reimbursements/waivers amounted to $246,571, $274,820, $210,435, $215,214, $245,335, $188,047 and $197,348 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2017, the reimbursement for such services amounted to $60,159, $61,400, $60,847, $61,141, $60,847, $60,537 and $60,725 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

During the year ended May 31, 2017, the Adviser reimbursed the AB Ohio Portfolio $249 for trading losses incurred due to trade entry errors.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended May 31, 2017, such compensation retained by ABIS amounted to: $18,054, $32,199,

120 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

$18,252, $20,074, $18,378, $19,420 and $29,280 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended May 31, 2017 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B			Class C
AB Arizona	$112		$9		$	– 0	–	$1,604
AB Massachusetts	– 0	–	3,194			– 0	–	3,566
AB Minnesota	286		– 0	–		– 0	–	1,339
AB New Jersey	56		179			– 0	–	1,482
AB Ohio	– 0	–	– 0	–		30		575
AB Pennsylvania	– 0	–	– 0	–		– 0	–	549
AB Virginia	– 0	–	– 0	–		– 0	–	4,323

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”). The Portfolios may invest in Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended May 31, 2017 such waiver amounted to:

Portfolio	Amount	Portfolio	Amount
AB Arizona	$1,405	AB Ohio	$648
AB Massachusetts	3,829	AB Pennsylvania	1,189
AB Minnesota	3,028	AB Virginia	7,700
AB New Jersey	755

abfunds.com	AB MUNICIPAL INCOME FUND II | 121

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended May 31, 2017 is as follows:

Portfolio	Market Value 5/31/16 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)		Dividend Income (000)
AB Arizona	$3,225		$13,306	$15,728	$803		$2
AB Massachusetts	3,265		46,330	49,595	– 0	–	6
AB Minnesota	1,703		16,972	18,675	– 0	–	4
AB New Jersey	449		12,031	12,480	– 0	–	1
AB Ohio	629		14,599	14,435	793		1
AB Pennsylvania	– 0	–	15,004	15,004	– 0	–	2
AB Virginia	1,253		33,478	34,192	539		11

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
AB Arizona	$3,376,081	$2,243,167
AB Massachusetts	3,328,238	4,069,396
AB Minnesota	2,638,850	2,863,407
AB New Jersey	5,235,945	3,804,017
AB Ohio	4,270,959	4,074,240
AB Pennsylvania	3,518,837	3,589,395
AB Virginia	3,534,369	3,432,671

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor

122 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2017, were as follows:

Portfolio	Purchases	Sales
AB Arizona	$15,430,663	$17,212,885
AB Massachusetts	48,721,907	31,925,570
AB Minnesota	9,916,927	10,173,359
AB New Jersey	9,153,950	14,347,186
AB Ohio	4,784,555	20,983,337
AB Pennsylvania	23,161,319	25,318,688
AB Virginia	38,186,396	47,309,156

There were no purchases or sales of U.S. government and government agency obligations for the year ended May 31, 2017.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB Arizona	$117,596,249	$5,760,771	$(365,315)	$5,395,456
AB Massachusetts	232,889,742	14,134,659	(632,097)	13,502,562
AB Minnesota	74,272,349	4,145,965	(81,737)	4,064,228
AB New Jersey	100,712,940	8,051,839	(169,096)	7,882,743
AB Ohio	89,469,522	6,112,814	(138,639)	5,974,175
AB Pennsylvania	87,318,427	6,059,606	(496,667)	5,562,939
AB Virginia	214,229,538	13,428,629	(542,841)	12,885,788

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or

abfunds.com	AB MUNICIPAL INCOME FUND II | 123

NOTES TO FINANCIAL STATEMENTS (continued)

rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized at cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the

124 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2017, the Portfolios held interest rate swaps for hedging purposes.

abfunds.com	AB MUNICIPAL INCOME FUND II | 125

NOTES TO FINANCIAL STATEMENTS (continued)

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended May 31, 2017, the Portfolios held inflation (CPI) swaps for hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

126 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended May 31, 2017, the Portfolios had entered into the following derivatives:

AB Arizona Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$14,267	*	Receivable/Payable for variation margin on exchange-traded derivatives	$33,485	*

Total		$14,267			$33,485

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$87,274	$(48,227)

Total		$87,274	$(48,227)

AB Massachusetts Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$119,730	*	Receivable/Payable for variation margin on exchange-traded derivatives	$106,817	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	176,466

Total		$296,196			$106,817

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

abfunds.com	AB MUNICIPAL INCOME FUND II | 127

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$422,612	$(626,751)

Total		$422,612	$(626,751)

AB Minnesota Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$80,464	*

Total		$80,464

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(90,422)	$(74,641)

Total		$(90,422)	$(74,641)

128 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

AB New Jersey Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$16,407	*	Receivable/Payable for variation margin on exchange-traded derivatives	$67,536	*

Total		$16,407			$67,536

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$112,004	$(136,607)

Total		$112,004	$(136,607)

AB Ohio Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$12,127	*	Receivable/Payable for variation margin on exchange-traded derivatives	$103,267	*

Total		$12,127			$103,267

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

abfunds.com	AB MUNICIPAL INCOME FUND II | 129

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$78,448	$(153,574)

Total		$78,448	$(153,574)

AB Pennsylvania Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$ 15,738*

Total		$ 15,738

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$127,742	$(69,200)

Total		$127,742	$(69,200)

130 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

AB Virginia Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$105,858	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	$154,408

Total		$154,408		$105,858

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$216,704	$(405,446)

Total		$216,704	$(405,446)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended May 31, 2017:

AB Arizona Portfolio
Inflation Swaps:
Average notional amount	$2,801,667	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,600,000

(a)	Positions were open for five months during the year.

AB Massachusetts Portfolio
Interest Rate Swaps:
Average notional amount	$8,000,000
Inflation Swaps:
Average notional amount	$5,050,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$14,427,692

(a)	Positions were open for five months during the year.

abfunds.com	AB MUNICIPAL INCOME FUND II | 131

NOTES TO FINANCIAL STATEMENTS (continued)

AB Minnesota Portfolio
Interest Rate Swaps:
Average notional amount	$3,500,000	(a)
Inflation Swaps:
Average notional amount	$1,758,333	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$8,074,615

(a)	Positions were open for two months during the year.

(b)	Positions were open for five months during the year.

AB New Jersey Portfolio
Interest Rate Swaps:
Average notional amount	$3,000,000	(a)
Inflation Swaps:
Average notional amount	$2,443,333	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,826,000	(c)

(a)	Positions were open for four months during the year.

(b)	Positions were open for five months during the year.

(c)	Positions were open for ten months during the year.

AB Ohio Portfolio
Interest Rate Swaps:
Average notional amount	$3,600,000	(a)
Inflation Swaps:
Average notional amount	$2,357,500	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,054,000	(c)

(a)	Positions were open for two months during the year.

(b)	Positions were open for five months during the year.

(c)	Positions were open for ten months during the year.

AB Pennsylvania Portfolio
Inflation Swaps:
Average notional amount	$2,060,833	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,451,250	(b)

(a)	Positions were open for five months during the year.

(b)	Positions were open for seven months during the year.

AB Virginia Portfolio
Interest Rate Swaps:
Average notional amount	$7,000,000
Inflation Swaps:
Average notional amount	$5,198,333	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$8,427,692

(a)	Positions were open for five months during the year.

132 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of May 31, 2017:

AB Arizona Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$11,765	$	– 0	–	$	– 0	–	$	– 0	–	$11,765

Total	$11,765	$	– 0	–	$	– 0	–	$	– 0	–	$11,765

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2017.

AB Massachusetts Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$6,912	$	– 0	–	$	– 0	–	$	– 0	–		$6,912

Total	$6,912	$	– 0	–	$	– 0	–	$	– 0	–		$6,912

OTC Derivatives:
Citibank, NA	$176,466	$	– 0	–	$	– 0	–		$(176,466)		$	– 0	–

Total	$176,466	$	– 0	–	$	– 0	–		$(176,466)		$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2017.

AB Minnesota Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$3,267	$	– 0	–	$	– 0	–	$	– 0	–	$3,267

Total	$3,267	$	– 0	–	$	– 0	–	$	– 0	–	$3,267

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2017.

abfunds.com	AB MUNICIPAL INCOME FUND II | 133

NOTES TO FINANCIAL STATEMENTS (continued)

AB New Jersey Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$2,912	$	– 0	–	$	– 0	–	$	– 0	–	$2,912

Total	$2,912	$	– 0	–	$	– 0	–	$	– 0	–	$2,912

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2017.

AB Ohio Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$1,294	$	– 0	–	$	– 0	–	$	– 0	–	$1,294

Total	$1,294	$	– 0	–	$	– 0	–	$	– 0	–	$1,294

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2017.

AB Pennsylvania Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$1,673	$	– 0	–	$	– 0	–	$	– 0	–	$1,673

Total	$1,673	$	– 0	–	$	– 0	–	$	– 0	–	$1,673

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2017.

134 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

AB Virginia Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$2,098	$	– 0	–	$	– 0	–	$	– 0	–		$2,098

Total	$2,098	$	– 0	–	$	– 0	–	$	– 0	–		$2,098

OTC Derivatives:
Citibank, NA	$154,408	$	– 0	–	$	– 0	–		$(154,408)		$	– 0	–

Total	$154,408	$	– 0	–	$	– 0	–		$(154,408)		$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2017.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	AB Arizona Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	1,100,025	1,111,356		$12,311,299	$12,471,461

Shares issued in reinvestment of dividends	160,453	163,623		1,792,410	1,825,500

Shares converted from Class B	700	2,331		7,935	26,014

Shares converted from Class C	307,025	– 0	–	3,392,629	– 0	–

Shares redeemed	(1,443,203)	(1,437,307)		(16,046,439)	(16,033,712)

Net increase (decrease)	125,000	(159,997)		$1,457,834	$(1,710,737)

Class B
Shares sold	54	54		$600	$600

Shares issued in reinvestment of dividends	24	65		266	726

Shares converted to Class A	(701)	(2,335)		(7,935)	(26,014)

Shares redeemed	(1)	(1,224)		(12)	(13,764)

Net decrease	(624)	(3,440)		$(7,081)	$(38,452)

abfunds.com	AB MUNICIPAL INCOME FUND II | 135

NOTES TO FINANCIAL STATEMENTS (continued)

	AB Arizona Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class C
Shares sold	219,265	319,230		$2,472,980	$3,578,570

Shares issued in reinvestment of dividends	30,841	34,159		344,069	380,439

Shares converted to Class A	(307,582)	– 0	–	(3,392,629)	– 0	–

Shares redeemed	(448,669)	(366,688)		(4,994,388)	(4,101,594)

Net decrease	(506,145)	(13,299)		$(5,569,968)	$(142,585)

	AB Massachusetts Portfolio
	Shares				Amount
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	2,795,470		2,549,347		$31,895,218	$29,351,253

Shares issued in reinvestment of dividends	276,039		277,130		3,146,808	3,183,230

Shares converted from Class B	6,542		15,871		75,026	181,212

Shares converted from Class C	450,716		– 0	–	5,066,052	– 0	–

Shares redeemed	(5,378,918)		(3,152,594)		(60,747,306)	(36,137,677)

Net decrease	(1,850,151)		(310,246)		$(20,564,202)	$(3,421,982)

Class B
Shares sold	677		1,042		$7,895	$11,951

Shares issued in reinvestment of dividends	238		427		2,718	4,887

Shares converted to Class A	(6,553)		(15,895)		(75,026)	(181,212)

Shares redeemed	– 0	–(a)	(6,933)		(3)	(78,251)

Net decrease	(5,638)		(21,359)		$(64,416)	$(242,625)

Class C
Shares sold	440,216		431,364		$5,056,751	$4,953,748

Shares issued in reinvestment of dividends	81,587		85,648		927,854	982,047

Shares converted to Class A	(451,520)		– 0	–	(5,066,052)	– 0	–

Shares redeemed	(751,748)		(534,316)		(8,494,892)	(6,119,857)

Net decrease	(681,465)		(17,304)		$(7,576,339)	$(184,062)

136 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	AB Massachusetts Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Advisor Class(b)
Shares sold	4,135,112	– 0	–	$46,633,149	$	– 0	–

Shares issued in reinvestment of dividends	17,543	– 0	–	197,304		– 0	–

Shares redeemed	(432,797)	– 0	–	(4,846,955)		– 0	–

Net increase	3,719,858	– 0	–	$41,983,498	$	– 0	–

(a)	Amount is less than one share.

(b)	Commenced distribution on July 25, 2016.

	AB Minnesota Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	1,071,113	637,238		$11,103,795	$6,653,214

Shares issued in reinvestment of dividends	135,538	137,180		1,401,490	1,430,968

Shares converted from Class B	35	202		365	2,093

Shares converted from Class C	335,264	– 0	–	3,426,395	– 0	–

Shares redeemed	(1,387,689)	(1,173,230)		(14,183,034)	(12,192,050)

Net increase (decrease)	154,261	(398,610)		$1,749,011	$(4,105,775)

Class B
Shares sold	2,878	29		$30,573	$300

Shares issued in reinvestment of dividends	82	62		846	635

Shares converted to Class A	(35)	(202)		(365)	(2,093)

Shares redeemed	(337)	(1,736)		(3,546)	(18,291)

Net increase (decrease)	2,588	(1,847)		$27,508	$(19,449)

abfunds.com	AB MUNICIPAL INCOME FUND II | 137

NOTES TO FINANCIAL STATEMENTS (continued)

	AB Minnesota Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class C
Shares sold	111,276	146,465		$1,150,730	$1,530,483

Shares issued in reinvestment of dividends	26,206	26,927		271,125	281,172

Shares converted to Class A	(334,936)	– 0	–	(3,426,395)	– 0	–

Shares redeemed	(273,470)	(155,563)		(2,811,777)	(1,616,635)

Net increase (decrease)	(470,924)	17,829		$(4,816,317)	$195,020

	AB New Jersey Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	1,080,629	775,512		$10,498,136	$7,610,479

Shares issued in reinvestment of dividends	151,049	156,060		1,475,050	1,524,430

Shares converted from Class B	5,871	11,918		57,688	115,261

Shares converted from Class C	888,253	– 0	–	8,589,410	– 0	–

Shares redeemed	(1,471,390)	(1,511,262)		(14,294,640)	(14,716,793)

Net increase (decrease)	654,412	(567,772)		$6,325,644	$(5,466,623)

Class B
Shares sold	7,026	1,818		$66,994	$18,042

Shares issued in reinvestment of dividends	632	804		6,181	7,842

Shares converted to Class A	(5,871)	(11,916)		(57,688)	(115,261)

Shares redeemed	(8,257)	(107)		(79,399)	(1,048)

Net decrease	(6,470)	(9,401)		$(63,912)	$(90,425)

138 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	AB New Jersey Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class C
Shares sold	128,727	312,531		$1,264,018	$3,057,868

Shares issued in reinvestment of dividends	48,451	52,647		473,329	514,539

Shares converted to Class A	(887,336)	– 0	–	(8,589,410)	– 0	–

Shares redeemed	(555,556)	(273,704)		(5,376,729)	(2,672,826)

Net increase (decrease)	(1,265,714)	91,474		$(12,228,792)	$899,581

	AB Ohio Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	739,282	468,458		$7,419,537	$4,693,356

Shares issued in reinvestment of dividends	137,228	159,196		1,377,207	1,594,894

Shares converted from Class B	1,011	9,541		10,220	94,895

Shares converted from Class C	1,009,140	– 0	–	10,030,848	– 0	–

Shares redeemed	(2,163,901)	(833,018)		(21,470,790)	(8,304,852)

Net decrease	(277,240)	(195,823)		$(2,632,978)	$(1,921,707)

Class B
Shares sold	371	421		$3,720	$4,200

Shares issued in reinvestment of dividends	73	198		733	1,975

Shares converted to Class A	(1,012)	(9,544)		(10,220)	(94,895)

Shares redeemed	(1,945)	(479)		(19,256)	(4,709)

Net decrease	(2,513)	(9,404)		$(25,023)	$(93,429)

Class C
Shares sold	101,274	112,921		$1,019,011	$1,131,579

Shares issued in reinvestment of dividends	34,774	43,429		348,688	434,544

Shares converted to Class A	(1,009,140)	– 0	–	(10,030,848)	– 0	–

Shares redeemed	(416,302)	(504,896)		(4,153,318)	(5,028,796)

Net decrease	(1,289,394)	(348,546)		$(12,816,467)	$(3,462,673)

abfunds.com	AB MUNICIPAL INCOME FUND II | 139

NOTES TO FINANCIAL STATEMENTS (continued)

	AB Pennsylvania Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	883,934	449,263		$9,182,275	$4,713,111

Shares issued in reinvestment of dividends	122,547	131,927		1,290,087	1,391,276

Shares converted from Class B	1,547	6,695		16,307	70,434

Shares converted from Class C	802,935	– 0	–	8,366,586	– 0	–

Shares redeemed	(864,472)	(1,174,378)		(9,041,367)	(12,362,957)

Net increase (decrease)	946,491	(586,493)		$9,813,888	$(6,188,136)

Class B
Shares sold	317	308		$3,340	$3,240

Shares issued in reinvestment of dividends	117	240		1,237	2,528

Shares converted to Class A	(1,547)	(6,695)		(16,307)	(70,434)

Shares redeemed	1	(3,049)		(7)	(32,090)

Net decrease	(1,112)	(9,196)		$(11,737)	$(96,756)

Class C
Shares sold	115,785	134,345		$1,232,989	$1,418,446

Shares issued in reinvestment of dividends	31,897	34,737		335,821	366,393

Shares converted to Class A	(802,935)	– 0	–	(8,366,586)	– 0	–

Shares redeemed	(368,614)	(155,505)		(3,843,564)	(1,637,527)

Net increase (decrease)	(1,023,867)	13,577		$(10,641,340)	$147,312

140 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	AB Virginia Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	1,554,345	1,771,701		$17,443,300		$19,977,912

Shares issued in reinvestment of dividends	249,634	269,980		2,797,677		3,030,914

Shares converted from Class B	1,670	19,692		18,786		218,951

Shares converted from Class C	841,423	– 0	–	9,314,552		– 0	–

Shares redeemed	(5,050,725)	(1,742,490)		(56,085,933)		(19,509,514)

Net increase (decrease)	(2,403,653)	318,883		$(26,511,618)		$3,718,263

Class B
Shares sold	299	545		$3,350		$6,100

Shares issued in reinvestment of dividends	208	318		2,328		3,562

Shares converted to Class A	(1,673)	(19,724)		(18,786)		(218,951)

Shares redeemed	(11)	(735)		(128)		(8,378)

Net decrease	(1,177)	(19,596)		$(13,236)		$(217,667)

Class C
Shares sold	269,384	473,447		$3,028,595		$5,305,498

Shares issued in reinvestment of dividends	81,253	85,677		907,301		959,418

Shares converted to Class A	(843,709)	– 0	–	(9,314,552)		– 0	–

Shares redeemed	(695,233)	(530,867)		(7,707,330)		(5,927,307)

Net increase (decrease)	(1,188,305)	28,257		$(13,085,986)		$337,609

Advisor Class(a)
Shares sold	2,826,630	– 0	–	$31,347,927	$	– 0	–

Shares issued in reinvestment of dividends	14,808	– 0	–	164,105		– 0	–

Shares redeemed	(315,237)	– 0	–	(3,463,699)		– 0	–

Net increase	2,526,201	– 0	–	$28,048,333	$	– 0	–

(a)	Commenced distribution on July 25, 2016.

abfunds.com	AB MUNICIPAL INCOME FUND II | 141

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios of the Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank,

142 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If there are additional defaults and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolios may be subject to a heightened risk of rising interest rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other

abfunds.com	AB MUNICIPAL INCOME FUND II | 143

NOTES TO FINANCIAL STATEMENTS (continued)

fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of a Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2017.

144 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2017 and May 31, 2016 were as follows:

AB Arizona Portfolio	2017	2016
Distributions paid from:
Ordinary income	$16,896	$17,423

Total taxable distributions	16,896	17,423
Tax exempt distributions	3,736,884	3,880,882

Total distributions paid	$3,753,780	$3,898,305

AB Massachusetts Portfolio	2017	2016
Distributions paid from:
Ordinary income	$267,815	$253,184
Long-term capital gains	9,793	0

Total taxable distributions	277,608	253,184
Tax exempt distributions	6,949,905	6,875,031

Total distributions paid	$7,227,513	$7,128,215

AB Minnesota Portfolio	2017	2016
Distributions paid from:
Ordinary income	$41,050	$116,840
Long-term capital gains	179,048	3,454

Total taxable distributions	220,098	120,294
Tax exempt distributions	2,164,773	2,328,742

Total distributions paid	$2,384,871	$2,449,036

AB New Jersey Portfolio	2017	2016
Distributions paid from:
Ordinary income	$50,312	$117,128

Total taxable distributions	50,312	117,128
Tax exempt distributions	3,507,702	3,646,685

Total distributions paid	$3,558,014	$3,763,813

AB Ohio Portfolio	2017	2016
Distributions paid from:
Ordinary income	$20,424	$130,039

Total taxable distributions	20,424	130,039
Tax exempt distributions	2,721,279	3,113,376

Total distributions paid	$2,741,703	$3,243,415

abfunds.com	AB MUNICIPAL INCOME FUND II | 145

NOTES TO FINANCIAL STATEMENTS (continued)

AB Pennsylvania Portfolio	2017	2016
Distributions paid from:
Ordinary income	$4,643	$4,793

Total taxable distributions	4,643	4,793
Tax exempt distributions	2,650,896	2,808,486

Total distributions paid	$2,665,539	$2,813,279

AB Virginia Portfolio	2017	2016
Distributions paid from:
Ordinary income	$222,332	$238,512

Total taxable distributions	222,332	238,512
Tax exempt distributions	6,552,061	6,753,361

Total distributions paid	$6,774,393	$6,991,873

As of May 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Undistributed Long-Term Gains	Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
AB Arizona	$	– 0	–	$	– 0	–	$(1,043,018)	$5,364,897	$4,321,879
AB Massachusetts	– 0	–	62,504	– 0	–	13,622,996	13,685,500
AB Minnesota	– 0	–	– 0	–	(149,850)	4,115,867	3,966,017
AB New Jersey	– 0	–	– 0	–	(3,494,615)	7,831,614	4,336,999
AB Ohio	– 0	–	– 0	–	(5,287,389)	5,883,035	595,646
AB Pennsylvania	31,084	– 0	–	(1,529,567)	5,578,677	4,080,194
AB Virginia	– 0	–	– 0	–	(3,151,501)	12,881,093	9,729,592

(a)	These amounts represent 100% tax exempt income.

(b)	At May 31, 2017, AB Arizona Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal period, AB Arizona Portfolio, AB Massachusetts Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio utilized capital loss carryforwards of $375,451, $386,016, $908,422, $319,973, $1,170,174 and $1,815,914, respectively, to offset current year net realized gains. AB Minnesota Portfolio had a post-October short-term capital loss deferral of $149,850. These losses are deemed to arise on June 1, 2017.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the tax deferral of losses on wash sales.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable to shareholders.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration.

146 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of May 31, 2017, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB Arizona	$607,308	$435,710	No Expiration
AB New Jersey	236,173	n/a	2018
AB New Jersey	95,620	n/a	2019
AB New Jersey	2,265,339	897,483	No Expiration
AB Ohio	1,649,250	3,638,139	No Expiration
AB Pennsylvania	1,981	1,527,586	No Expiration
AB Virginia	1,700,051	1,451,450	No Expiration

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps, contributions from the adviser, and the redesignation of dividends—is reflected as an adjustment to the components of capital as of May 31, 2017 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital		Increase (Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
AB Arizona	$(3,798)		$3,995	$(197)
AB Massachusetts	– 0	–	313,982	(313,982)
AB Minnesota	– 0	–	20,140	(20,140)
AB New Jersey	(5,428)		59,811	(54,383)
AB Ohio	(7,123)		29,413	(22,290)
AB Pennsylvania	– 0	–	50	(50)
AB Virginia	(21,649)		261,244	(239,595)

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the amendments and expects the adoption of final rules will be limited to additional financial statement disclosures.

abfunds.com	AB MUNICIPAL INCOME FUND II | 147

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

148 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Arizona Portfolio
	Class A
	Year Ended May 31,		October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2017	2016		2014	2013	2012

Net asset value, beginning of period	$ 11.36	$ 11.01	$ 11.05	$ 10.72	$ 11.41	$ 10.95

Income From Investment Operations
Net investment income(b)(c)	.34	.35	.25	.40	.40	.43
Net realized and unrealized gain (loss) on investment transactions	(.20)	.35	(.04)	.33	(.69)	.46

Net increase (decrease) in net asset value from operations	.14	.70	.21	.73	(.29)	.89

Less: Dividends
Dividends from net investment income	(.34)	(.35)	(.25)	(.40)	(.40)	(.43)

Net asset value, end of period	$ 11.16	$ 11.36	$ 11.01	$ 11.05	$ 10.72	$ 11.41

Total Return
Total investment return based on net asset value(d)	1.28%	6.50%	1.94%	6.90%	(2.65)%	8.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,539	$106,037	$104,489	$107,843	$117,342	$140,768
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78%	.78%	.80%^	.79%	.79%	.79%
Expenses, before waivers/reimbursements(e)	.97%	.96%	1.00%^	.99%	.93%	.95%
Net investment income(b)	3.04%	3.17%	3.43%^	3.65%	3.54%	3.85%
Portfolio turnover rate	12%	11%	21%	15%	24%	17%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 149

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Arizona Portfolio
	Class B
	Year Ended May 31,		October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2017	2016		2014	2013	2012

Net asset value, beginning of period	$ 11.35	$ 10.99	$ 11.03	$ 10.70	$ 11.39	$ 10.93

Income From Investment Operations
Net investment income(b)(c)	.26	.27	.20	.32	.32	.35
Net realized and unrealized gain (loss) on investment transactions	(.21)	.36	(.04)	.33	(.69)	.46

Net increase (decrease) in net asset value from operations	.05	.63	.16	.65	(.37)	.81

Less: Dividends
Dividends from net investment income	(.26)	(.27)	(.20)	(.32)	(.32)	(.35)

Net asset value, end of period	$ 11.14	$ 11.35	$ 10.99	$ 11.03	$ 10.70	$ 11.39

Total Return
Total investment return based on net asset value(d)	.44%	5.81%	1.45%	6.17%	(3.34)%	7.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$373	$387	$412	$546	$769	$1,933
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.53%	1.53%	1.53%^	1.49%	1.49%	1.49%
Expenses, before waivers/reimbursements(e)	1.73%	1.71%	1.72%^	1.70%	1.63%	1.67%
Net investment income(b)	2.30%	2.43%	2.72%^	2.96%	2.83%	3.17%
Portfolio turnover rate	12%	11%	21%	15%	24%	17%

See footnote summary on pages 171-172.

150 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Arizona Portfolio
	Class C
	Year Ended May 31,		October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2017	2016		2014	2013	2012

Net asset value, beginning of period	$ 11.35	$ 10.99	$ 11.03	$ 10.70	$ 11.39	$ 10.93

Income From Investment Operations
Net investment income(b)(c)	.26	.27	.20	.32	.32	.35
Net realized and unrealized gain (loss) on investment transactions	(.21)	.36	(.04)	.33	(.69)	.46

Net increase (decrease) in net asset value from operations	.05	.63	.16	.65	(.37)	.81

Less: Dividends
Dividends from net investment income	(.26)	(.27)	(.20)	(.32)	(.32)	(.35)

Net asset value, end of period	$ 11.14	$ 11.35	$ 10.99	$ 11.03	$ 10.70	$ 11.39

Total Return
Total investment return based on net asset value(d)	.44%	5.81%	1.45%	6.17%	(3.34)%	7.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,454	$25,550	$24,900	$25,203	$30,060	$35,464
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.53%	1.53%	1.53%^	1.49%	1.49%	1.49%
Expenses, before waivers/reimbursements(e)	1.72%	1.71%	1.72%^	1.70%	1.63%	1.65%
Net investment income(b)	2.29%	2.43%	2.71%^	2.96%	2.84%	3.16%
Portfolio turnover rate	12%	11%	21%	15%	24%	17%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 151

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 11.61	$ 11.37	$ 11.36	$ 11.05	$ 11.87	$ 11.28

Income From Investment Operations
Net investment income(b)(c)	.33	.35	.24	.37	.37	.39
Net realized and unrealized gain (loss) on investment transactions	(.24)	.25	.02	.33	(.76)	.61

Net increase (decrease) in net asset value from operations	.09	.60	.26	.70	(.39)	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.36)	(.25)	(.39)	(.39)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.35)	(.36)	(.25)	(.39)	(.43)	(.41)

Net asset value, end of period	$ 11.35	$ 11.61	$ 11.37	$ 11.36	$ 11.05	$ 11.87

Total Return
Total investment return based on net asset value(d)	.78%	5.38%	2.26%	6.42%	(3.38)%	8.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$163,988	$189,259	$188,934	$194,274	$202,230	$233,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77%	.77%	.80	%^	.82%	.82%	.82%
Expenses, before waivers/reimbursements	.88%	.87%	.90	%^	.91%	.88%	.88%
Net investment income(b)	2.92%	3.04%	3.10	%^	3.35%	3.18%	3.33%
Portfolio turnover rate	13%	15%	12%	9%	19%	6%

See footnote summary on pages 171-172.

152 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 11.59	$ 11.35	$ 11.34	$ 11.03	$ 11.85	$ 11.25

Income From Investment Operations
Net investment income(b)(c)	.25	.27	.18	.30	.29	.31
Net realized and unrealized gain (loss) on investment transactions	(.25)	.25	.02	.32	(.76)	.62

Net increase (decrease) in net asset value from operations	– 0	–	.52	.20	.62	(.47)	.93

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.28)	(.19)	(.31)	(.31)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.26)	(.28)	(.19)	(.31)	(.35)	(.33)

Net asset value, end of period	$ 11.33	$ 11.59	$ 11.35	$ 11.34	$ 11.03	$ 11.85

Total Return
Total investment return based on net asset value(d)	.03%	4.61%	1.77%	5.70%	(4.05)%	8.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93	$160	$399	$656	$1,426	$2,223
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.52%	1.52	%^	1.52%	1.52%	1.52%
Expenses, before waivers/reimbursements	1.63%	1.64%	1.63	%^	1.61%	1.58%	1.60%
Net investment income(b)	2.17%	2.32%	2.39	%^	2.69%	2.49%	2.66%
Portfolio turnover rate	13%	15%	12%	9%	19%	6%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 153

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 11.59	$ 11.35	$ 11.34	$ 11.03	$ 11.85	$ 11.26

Income From Investment Operations
Net investment income(b)(c)	.25	.26	.18	.30	.29	.31
Net realized and unrealized gain (loss) on investment transactions	(.25)	.26	.02	.32	(.76)	.61

Net increase (decrease) in net asset value from operations	– 0	–	.52	.20	.62	(.47)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.28)	(.19)	(.31)	(.31)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.26)	(.28)	(.19)	(.31)	(.35)	(.33)

Net asset value, end of period	$ 11.33	$ 11.59	$ 11.35	$ 11.34	$ 11.03	$ 11.85

Total Return
Total investment return based on net asset value(d)	.03%	4.61%	1.77%	5.70%	(4.06)%	8.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,530	$54,482	$53,570	$54,108	$64,298	$70,889
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.52%	1.52	%^	1.52%	1.52%	1.52%
Expenses, before waivers/reimbursements	1.63%	1.63%	1.63	%^	1.61%	1.59%	1.59%
Net investment income(b)	2.17%	2.29%	2.39	%^	2.67%	2.49%	2.64%
Portfolio turnover rate	13%	15%	12%	9%	19%	6%

See footnote summary on pages 171-172.

154 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Advisor Class
July 25, 2016(f) to May 31, 2017

Net asset value, beginning of period	$ 11.72

Income From Investment Operations
Net investment income(b)(c)	.30
Net realized and unrealized gain (loss) on investment transactions	(.36)

Net increase (decrease) in net asset value from operations	(.06)

Less: Dividends
Dividends from net investment income	(.32)

Net asset value, end of period	$ 11.34

Total Return
Total investment return based on net asset value(d)	(.48)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,177
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.52%
Expenses, before waivers/reimbursements^	.65%
Net investment income(b)^	3.22%
Portfolio turnover rate	13%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 155

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.54	$ 10.33	$ 10.46	$ 10.13	$ 10.72	$ 10.35

Income From Investment Operations
Net investment income(b)(c)	.29	.31	.20	.31	.31	.35
Net realized and unrealized gain (loss) on investment transactions	(.19)	.22	(.06)	.35	(.54)	.38

Net increase (decrease) in net asset value from operations	.10	.53	.14	.66	(.23)	.73

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.32)	(.21)	(.33)	(.32)	(.36)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	(.06)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.31)	(.32)	(.27)	(.33)	(.36)	(.36)

Net asset value, end of period	$ 10.33	$ 10.54	$ 10.33	$ 10.46	$ 10.13	$ 10.72

Total Return
Total investment return based on net asset value(d)	1.03%	5.24%	1.37%	6.60%	(2.24)%	7.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,611	$67,380	$70,197	$69,595	$72,221	$85,035
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85%	.86%	.88	%^	.90%	.90%	.91%
Expenses, before waivers/reimbursements(e)	1.11%	1.08%	1.08	%^	1.09%	1.02%	1.02%
Net investment income(b)	2.77%	2.94%	2.90	%^	3.04%	2.93%	3.29%
Portfolio turnover rate	12%	10%	11%	19%	17%	14%

See footnote summary on pages 171-172.

156 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.55	$ 10.33	$ 10.45	$ 10.12	$ 10.71	$ 10.35

Income From Investment Operations
Net investment income(b)(c)	.21	.23	.15	.24	.24	.28
Net realized and unrealized gain (loss) on investment transactions	(.19)	.23	(.05)	.35	(.54)	.37

Net increase (decrease) in net asset value from operations	.02	.46	.10	.59	(.30)	.65

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.24)	(.16)	(.26)	(.25)	(.29)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	(.06)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.24)	(.24)	(.22)	(.26)	(.29)	(.29)

Net asset value, end of period	$ 10.33	$ 10.55	$ 10.33	$ 10.45	$ 10.12	$ 10.71

Total Return
Total investment return based on net asset value(d)	.18%	4.55%	.98%	5.86%	(2.92)%	6.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41	$15	$34	$91	$128	$196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.60%	1.60	%^	1.60%	1.60%	1.61%
Expenses, before waivers/reimbursements(e)	1.92%	1.84%	1.82	%^	1.81%	1.73%	1.94%
Net investment income(b)	2.03%	2.20%	2.18	%^	2.34%	2.23%	2.62%
Portfolio turnover rate	12%	10%	11%	19%	17%	14%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 157

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.55	$ 10.34	$ 10.47	$ 10.14	$ 10.73	$ 10.36

Income From Investment Operations
Net investment income(b)(c)	.21	.23	.15	.24	.24	.27
Net realized and unrealized gain (loss) on investment transactions	(.18)	.23	(.06)	.35	(.54)	.39

Net increase (decrease) in net asset value from operations	.03	.46	.09	.59	(.30)	.66

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.25)	(.16)	(.26)	(.25)	(.29)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	(.06)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.24)	(.25)	(.22)	(.26)	(.29)	(.29)

Net asset value, end of period	$ 10.34	$ 10.55	$ 10.34	$ 10.47	$ 10.14	$ 10.73

Total Return
Total investment return based on net asset value(d)	.27%	4.45%	.88%	5.86%	(2.92)%	6.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,984	$16,178	$15,680	$16,126	$19,064	$22,445
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.61%	1.60	%^	1.60%	1.60%	1.61%
Expenses, before waivers/reimbursements(e)	1.85%	1.84%	1.81	%^	1.79%	1.72%	1.72%
Net investment income(b)	2.01%	2.18%	2.17	%^	2.34%	2.23%	2.58%
Portfolio turnover rate	12%	10%	11%	19%	17%	14%

See footnote summary on pages 171-172.

158 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class A
	Year Ended May 31,		October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2017	2016		2014	2013	2012

Net asset value, beginning of period	$ 9.93	$ 9.67	$ 9.76	$ 9.55	$ 10.22	$ 9.71

Income From Investment Operations
Net investment income(b)(c)	.32	.32	.22	.35	.33	.37
Net realized and unrealized gain (loss) on investment transactions	(.14)	.28	(.08)	.22	(.66)	.52

Net increase (decrease) in net asset value from operations	.18	.60	.14	.57	(.33)	.89

Less: Dividends
Dividends from net investment income	(.33)	(.34)	(.23)	(.36)	(.34)	(.38)

Net asset value, end of period	$ 9.78	$ 9.93	$ 9.67	$ 9.76	$ 9.55	$ 10.22

Total Return
Total investment return based on net asset value(d)	1.82%	6.27%	1.43%	6.04%	(3.30)%	9.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$92,494	$87,365	$90,559	$100,039	$113,048	$122,671
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%	.82%	.85%^	.87%	.87%	.87%
Expenses, before waivers/reimbursements	1.01%	.99%	1.00%^	1.00%	.95%	.96%
Net investment income(b)	3.29%	3.33%	3.42%^	3.62%	3.34%	3.70%
Portfolio turnover rate	8%	14%	2%	16%	30%	14%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 159

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class B
	Year Ended May 31,		October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2017	2016		2014	2013	2012

Net asset value, beginning of period	$ 9.93	$ 9.67	$ 9.76	$ 9.55	$ 10.22	$ 9.71

Income From Investment Operations
Net investment income(b)(c)	.25	.25	.18	.28	.26	.30
Net realized and unrealized gain (loss) on investment transactions	(.14)	.27	(.09)	.22	(.66)	.52

Net increase (decrease) in net asset value from operations	.11	.52	.09	.50	(.40)	.82

Less: Dividends
Dividends from net investment income	(.26)	(.26)	(.18)	(.29)	(.27)	(.31)

Net asset value, end of period	$ 9.78	$ 9.93	$ 9.67	$ 9.76	$ 9.55	$ 10.22

Total Return
Total investment return based on net asset value(d)	1.10%	5.48%	.95%	5.32%	(3.97)%	8.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$214	$282	$365	$466	$978	$1,997
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%	1.57%	1.57%^	1.57%	1.57%	1.57%
Expenses, before waivers/reimbursements	1.76%	1.78%	1.73%^	1.71%	1.65%	1.68%
Net investment income(b)	2.53%	2.58%	2.70%^	2.94%	2.62%	3.02%
Portfolio turnover rate	8%	14%	2%	16%	30%	14%

See footnote summary on pages 171-172.

160 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class C
	Year Ended May 31,		October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2017	2016		2014	2013	2012

Net asset value, beginning of period	$ 9.93	$ 9.67	$ 9.77	$ 9.55	$ 10.23	$ 9.72

Income From Investment Operations
Net investment income(b)(c)	.25	.25	.18	.28	.26	.30
Net realized and unrealized gain (loss) on investment transactions	(.14)	.27	(.10)	.23	(.67)	.52

Net increase (decrease) in net asset value from operations	.11	.52	.08	.51	(.41)	.82

Less: Dividends
Dividends from net investment income	(.25)	(.26)	(.18)	(.29)	(.27)	(.31)

Net asset value, end of period	$ 9.79	$ 9.93	$ 9.67	$ 9.77	$ 9.55	$ 10.23

Total Return
Total investment return based on net asset value(d)	1.15%	5.47%	.84%	5.41%	(4.07)%	8.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,269	$30,094	$28,419	$29,694	$32,846	$37,604
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%	1.57%	1.57%^	1.57%	1.57%	1.57%
Expenses, before waivers/reimbursements	1.76%	1.74%	1.72%^	1.70%	1.65%	1.66%
Net investment income(b)	2.53%	2.58%	2.70%^	2.91%	2.64%	2.99%
Portfolio turnover rate	8%	14%	2%	16%	30%	14%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 161

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.20	$ 9.89	$ 9.93	$ 9.80	$ 10.58	$ 10.21

Income From Investment Operations
Net investment income(b)(c)	.28	.29	.21	.34	.34	.37
Net realized and unrealized gain (loss) on investment transactions	(.15)	.32	(.03)	.14	(.72)	.38
Contributions from Affiliates	.00	(g)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.13	.61	.18	.48	(.38)	.75

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.30)	(.22)	(.35)	(.35)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)	– 0	–

Total dividends and distributions	(.28)	(.30)	(.22)	(.35)	(.40)	(.38)

Net asset value, end of period	$ 10.05	$ 10.20	$ 9.89	$ 9.93	$ 9.80	$ 10.58

Total Return
Total investment return based on net asset value(d)	1.29%	6.29%	1.76%	5.04%	(3.77)%	7.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,417	$87,480	$86,775	$87,685	$103,466	$120,573
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.80%	.83	%^	.85%	.86%	.86%
Expenses, before waivers/reimbursements(e)	1.03%	.99%	1.01	%^	1.02%	.96%	.97%
Net investment income(b)	2.76%	2.90%	3.11	%^	3.50%	3.27%	3.55%
Portfolio turnover rate	5%	13%	14%	17%	26%	27%

See footnote summary on pages 171-172.

162 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.18	$ 9.88	$ 9.92	$ 9.79	$ 10.57	$ 10.20

Income From Investment Operations
Net investment income(b)(c)	.20	.22	.16	.28	.26	.30
Net realized and unrealized gain (loss) on investment transactions	(.14)	.31	(.03)	.14	(.71)	.38

Net increase (decrease) in net asset value from operations	.06	.53	.13	.42	(.45)	.68

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.23)	(.17)	(.29)	(.28)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)	– 0	–

Total dividends and distributions	(.20)	(.23)	(.17)	(.29)	(.33)	(.31)

Net asset value, end of period	$ 10.04	$ 10.18	$ 9.88	$ 9.92	$ 9.79	$ 10.57

Total Return
Total investment return based on net asset value(d)	.65%	5.40%	1.28%	4.32%	(4.43)%	6.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26	$52	$144	$209	$810	$1,833
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%	1.55%	1.55	%^	1.55%	1.56%	1.55%
Expenses, before waivers/reimbursements(e)	1.85%	1.75%	1.75	%^	1.72%	1.66%	1.70%
Net investment income(b)	2.00%	2.18%	2.39	%^	2.85%	2.57%	2.90%
Portfolio turnover rate	5%	13%	14%	17%	26%	27%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 163

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.19	$ 9.88	$ 9.92	$ 9.80	$ 10.58	$ 10.20

Income From Investment Operations
Net investment income(b)(c)	.20	.22	.16	.27	.27	.30
Net realized and unrealized gain (loss) on investment transactions	(.15)	.32	(.03)	.14	(.73)	.39

Net increase (decrease) in net asset value from operations	.05	.54	.13	.41	(.46)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.23)	(.17)	(.29)	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)	– 0	–

Total dividends and distributions	(.20)	(.23)	(.17)	(.29)	(.32)	(.31)

Net asset value, end of period	$ 10.04	$ 10.19	$ 9.88	$ 9.92	$ 9.80	$ 10.58

Total Return
Total investment return based on net asset value(d)	.53%	5.50%	1.28%	4.21%	(4.44)%	6.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,701	$27,045	$29,673	$31,409	$37,947	$43,943
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%	1.55%	1.55	%^	1.55%	1.56%	1.56%
Expenses, before waivers/reimbursements(e)	1.78%	1.74%	1.74	%^	1.72%	1.66%	1.67%
Net investment income(b)	2.00%	2.15%	2.39	%^	2.81%	2.58%	2.86%
Portfolio turnover rate	5%	13%	14%	17%	26%	27%

See footnote summary on pages 171-172.

164 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95	$ 10.43

Income From Investment Operations
Net investment income(b)(c)	.31	.32	.22	.34	.34	.37
Net realized and unrealized gain (loss) on investment transactions	(.16)	.28	(.01)	.35	(.75)	.53

Net increase (decrease) in net asset value from operations	.15	.60	.21	.69	(.41)	.90

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.32)	(.22)	(.34)	(.34)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.09)	(.01)

Total dividends and distributions	(.31)	(.32)	(.22)	(.37)	(.43)	(.38)

Net asset value, end of period	$ 10.54	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95

Total Return
Total investment return based on net asset value(d)	1.41%	5.83%	1.99%	6.93%	(3.82)%	8.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,620	$74,734	$78,907	$82,402	$88,199	$105,045
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85%	.88	%^	.90%	.92%	.95%
Expenses, before waivers/reimbursements	1.05%	1.03%	1.04	%^	1.07%	1.01%	.99%
Net investment income(b)	2.91%	3.02%	3.10	%^	3.29%	3.23%	3.44%
Portfolio turnover rate	24%	11%	2%	25%	17%	20%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 165

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95	$ 10.43

Income From Investment Operations
Net investment income(b)(c)	.23	.24	.17	.27	.27	.29
Net realized and unrealized gain (loss) on investment transactions	(.16)	.28	(.01)	.34	(.75)	.53

Net increase (decrease) in net asset value from operations	.07	.52	.16	.61	(.48)	.82

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.24)	(.17)	(.26)	(.27)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.09)	(.01)

Total dividends and distributions	(.23)	(.24)	(.17)	(.29)	(.36)	(.30)

Net asset value, end of period	$ 10.54	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95

Total Return
Total investment return based on net asset value(d)	.65%	5.04%	1.50%	6.19%	(4.49)%	7.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62	$74	$168	$340	$901	$1,699
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60%	1.60	%^	1.60%	1.62%	1.65%
Expenses, before waivers/reimbursements	1.79%	1.88%	1.79	%^	1.78%	1.72%	1.71%
Net investment income(b)	2.15%	2.28%	2.38	%^	2.62%	2.51%	2.77%
Portfolio turnover rate	24%	11%	2%	25%	17%	20%

See footnote summary on pages 171-172.

166 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95	$ 10.44

Income From Investment Operations
Net investment income(b)(c)	.23	.24	.17	.26	.27	.29
Net realized and unrealized gain (loss) on investment transactions	(.15)	.28	(.01)	.35	(.75)	.52

Net increase (decrease) in net asset value from operations	.08	.52	.16	.61	(.48)	.81

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.24)	(.17)	(.26)	(.27)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.09)	(.01)

Total dividends and distributions	(.23)	(.24)	(.17)	(.29)	(.36)	(.30)

Net asset value, end of period	$ 10.55	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95

Total Return
Total investment return based on net asset value(d)	.74%	5.04%	1.49%	6.19%	(4.49)%	7.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,237	$22,356	$21,635	$22,057	$23,789	$28,555
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60%	1.60	%^	1.60%	1.62%	1.65%
Expenses, before waivers/reimbursements	1.79%	1.78%	1.77	%^	1.77%	1.71%	1.69%
Net investment income(b)	2.15%	2.27%	2.38	%^	2.59%	2.53%	2.74%
Portfolio turnover rate	24%	11%	2%	25%	17%	20%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 167

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 11.39	$ 11.11	$ 11.13	$ 10.70	$ 11.61	$ 11.12

Income From Investment Operations
Net investment income(b)(c)	.32	.34	.23	.36	.34	.37
Net realized and unrealized gain (loss) on investment transactions	(.18)	.29	(.01)	.44	(.81)	.56

Net increase (decrease) in net asset value from operations	.14	.63	.22	.80	(.47)	.93

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.35)	(.24)	(.37)	(.35)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.09)	(.06)

Total dividends and distributions	(.34)	(.35)	(.24)	(.37)	(.44)	(.44)

Net asset value, end of period	$ 11.19	$ 11.39	$ 11.11	$ 11.13	$ 10.70	$ 11.61

Total Return
Total investment return based on net asset value(d)	1.23%	5.77%	1.94%	7.60%	(4.21)%	8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$159,689	$189,953	$181,642	$173,381	$186,429	$228,317
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80%	.80	%^	.80%	.77%	.72%
Expenses, before waivers/reimbursements	.88%	.87%	.90	%^	.92%	.88%	.89%
Net investment income(b)	2.89%	3.02%	3.05	%^	3.29%	2.98%	3.28%
Portfolio turnover rate	16%	7%	5%	8%	16%	23%

See footnote summary on pages 171-172.

168 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 11.37	$ 11.09	$ 11.11	$ 10.68	$ 11.59	$ 11.10

Income From Investment Operations
Net investment income(b)(c)	.24	.26	.17	.29	.26	.29
Net realized and unrealized gain (loss) on investment transactions	(.19)	.29	(.01)	.43	(.81)	.56

Net increase (decrease) in net asset value from operations	.05	.55	.16	.72	(.55)	.85

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.27)	(.18)	(.29)	(.27)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.09)	(.06)

Total dividends and distributions	(.25)	(.27)	(.18)	(.29)	(.36)	(.36)

Net asset value, end of period	$ 11.17	$ 11.37	$ 11.09	$ 11.11	$ 10.68	$ 11.59

Total Return
Total investment return based on net asset value(d)	.48%	4.99%	1.46%	6.87%	(4.88)%	7.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111	$126	$340	$668	$1,267	$2,083
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.52	%^	1.50%	1.47%	1.42%
Expenses, before waivers/reimbursements	1.64%	1.65%	1.63	%^	1.62%	1.59%	1.61%
Net investment income(b)	2.15%	2.28%	2.34	%^	2.63%	2.28%	2.62%
Portfolio turnover rate	16%	7%	5%	8%	16%	23%

See footnote summary on pages 171-172.

abfunds.com	AB MUNICIPAL INCOME FUND II | 169

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 11.36	$ 11.08	$ 11.10	$ 10.67	$ 11.59	$ 11.09

Income From Investment Operations
Net investment income(b)(c)	.24	.25	.17	.28	.26	.29
Net realized and unrealized gain (loss) on investment transactions	(.19)	.30	(.01)	.44	(.82)	.57

Net increase (decrease) in net asset value from operations	.05	.55	.16	.72	(.56)	.86

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.27)	(.18)	(.29)	(.27)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.09)	(.06)

Total dividends and distributions	(.25)	(.27)	(.18)	(.29)	(.36)	(.36)

Net asset value, end of period	$ 11.16	$ 11.36	$ 11.08	$ 11.10	$ 10.67	$ 11.59

Total Return
Total investment return based on net asset value(d)	.48%	5.00%	1.46%	6.88%	(4.97)%	7.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,823	$56,080	$54,359	$55,038	$59,194	$73,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.53	%^	1.50%	1.47%	1.42%
Expenses, before waivers/reimbursements	1.63%	1.62%	1.63	%^	1.62%	1.59%	1.59%
Net investment income(b)	2.15%	2.28%	2.34	%^	2.60%	2.29%	2.59%
Portfolio turnover rate	16%	7%	5%	8%	16%	23%

See footnote summary on pages 171-172.

170 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Advisor Class
July 25, 2016(f) to May 31, 2017

Net asset value, beginning of period	$ 11.49

Income From Investment Operations
Net investment income(b)(c)	.30
Net realized and unrealized gain (loss) on investment transactions	(.29)

Net increase in net asset value from operations	.01

Less: Dividends
Dividends from net investment income	(.31)

Net asset value, end of period	$ 11.19

Total Return
Total investment return based on net asset value(d)	.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,278
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.55%
Expenses, before waivers/reimbursements^	.66%
Net investment income(b)^	3.24%
Portfolio turnover rate	16%

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended May 31,		October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
	2017	2016			2014	2013	2012

AB Arizona Portfolio
Class A
Net of waivers	.78%	.78%	.78	%^	.78%	.78%	.78%
Before waivers	.97%	.96%	.97	%^	.98%	.92%	.94%
Class B
Net of waivers	1.53%	1.53%	1.50	%^	1.48%	1.48%	1.48%
Before waivers	1.73%	1.71%	1.70	%^	1.68%	1.63%	1.66%
Class C
Net of waivers	1.53%	1.53%	1.50	%^	1.48%	1.48%	1.48%
Before waivers	1.72%	1.71%	1.70	%^	1.68%	1.63%	1.64%

abfunds.com	AB MUNICIPAL INCOME FUND II | 171

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended May 31,		October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
	2017	2016			2014	2013	2012

AB Minnesota Portfolio
Class A
Net of waivers	.85%	.85%	.88	%^	.90%	.90%	.90%
Before waivers	1.11%	1.08%	1.08	%^	1.09%	1.02%	1.02%
Class B
Net of waivers	1.60%	1.60%	1.60	%^	1.60%	1.60%	1.60%
Before waivers	1.92%	1.84%	1.82	%^	1.81%	1.73%	1.94%
Class C
Net of waivers	1.60%	1.60%	1.60	%^	1.60%	1.60%	1.60%
Before waivers	1.85%	1.83%	1.81	%^	1.79%	1.72%	1.72%

AB Ohio Portfolio
Class A
Net of waivers	.80%	.80%	.83	%^	.85%	.85%	.85%
Before waivers	1.03%	.99%	1.01	%^	1.01%	.96%	.96%
Class B
Net of waivers	1.55%	1.55%	1.55	%^	1.55%	1.55%	1.55%
Before waivers	1.85%	1.75%	1.75	%^	1.72%	1.66%	1.69%
Class C
Net of waivers	1.55%	1.55%	1.55	%^	1.55%	1.55%	1.55%
Before waivers	1.78%	1.74%	1.74	%^	1.72%	1.66%	1.66%

(f)	Commencement of distributions.

(g)	Amount is less than $.005.

^	Annualized.

See notes to financial statements.

172 | AB MUNICIPAL INCOME FUND II	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Municipal Income Fund II (the “Fund”), comprising, respectively, the Arizona, Massachusetts, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AB Municipal Income Fund II at May 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 28, 2017

abfunds.com	AB MUNICIPAL INCOME FUND II | 173

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Robert (“Guy”) B. Davidson III(2), Senior Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Matthew J. Norton(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Fred S. Cohen, Robert “Guy” B. Davidson III, Terrance T. Hults and Matthew J. Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

174 | AB MUNICIPAL INCOME FUND II	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	97	None

abfunds.com	AB MUNICIPAL INCOME FUND II | 175

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	97	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	96	None

176 | AB MUNICIPAL INCOME FUND II	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	97	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	97	None

abfunds.com	AB MUNICIPAL INCOME FUND II | 177

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
D. James Guzy, ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	94	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	97	None

178 | AB MUNICIPAL INCOME FUND II	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	97	None

abfunds.com	AB MUNICIPAL INCOME FUND II | 179

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	97	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	97	None

180 | AB MUNICIPAL INCOME FUND II	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB MUNICIPAL INCOME FUND II | 181

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

(Guy) Robert B. Davidson III 56	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Fred S. Cohen 59	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Terrance T. Hults 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Matthew J. Norton 34	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

182 | AB MUNICIPAL INCOME FUND II	abfunds.com

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested trustees (the “directors”) of AB Municipal Income Fund II (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on November 1-3, 2016 (the “Meeting”):

• AB Arizona Portfolio	• AB New Jersey Portfolio

• AB Massachusetts Portfolio	• AB Ohio Portfolio

• AB Michigan Portfolio	• AB Pennsylvania Portfolio

• AB Minnesota Portfolio	• AB Virginia Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Fund, in which the Senior Officer concluded that the contractual fee for each Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer. The directors noted that they had approved the liquidation and termination of AB Michigan Portfolio at a meeting held on August 2-3, 2016, subject to shareholder vote, and that they were approving continuance of the Advisory Agreement for AB Michigan Portfolio only until the Fund is terminated.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or

abfunds.com	AB MUNICIPAL INCOME FUND II | 183

controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Fund. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement

184 | AB MUNICIPAL INCOME FUND II	abfunds.com

with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors noted that AB Michigan Portfolio was not profitable to the Adviser in the periods reviewed and concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of each Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares of each Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as such Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered each Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB MUNICIPAL INCOME FUND II | 185

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style to any of the Funds.

The directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by Broadridge. The expense ratio of each Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that the expense ratios for AB Arizona Portfolio and AB Massachusetts Portfolio were acceptable. The directors noted that the expense ratio for each of AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio, and AB Virginia Portfolio was above the median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Funds contain breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

186 | AB MUNICIPAL INCOME FUND II	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB MUNICIPAL INCOME FUND II | 187

NOTES

188 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES

abfunds.com	AB MUNICIPAL INCOME FUND II | 189

NOTES

190 | AB MUNICIPAL INCOME FUND II	abfunds.com

NOTES

abfunds.com	AB MUNICIPAL INCOME FUND II | 191

NOTES

192 | AB MUNICIPAL INCOME FUND II	abfunds.com

AB MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIFII-0151-0517

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Arizona Portfolio	2016	$28,895	$—	$22,780
	2017	$28,895	$7	$21,696
Massachusetts Portfolio	2016	$30,781	$—	$22,780
	2017	$30,781	$12	$21,696
Michigan Portfolio	2016	$28,895	$—	$22,780
	2017	$—	$—	$4,560
Minnesota Portfolio	2016	$30,781	$—	$22,780
	2017	$30,781	$—	$21,696
New Jersey Portfolio	2016	$30,781	$—	$22,780
	2017	$30,781	$6	$21,696
Ohio Portfolio	2016	$30,781	$—	$22,780
	2017	$30,781	$6	$21,696
Pennsylvania Portfolio	2016	$28,895	$—	$22,780
	2017	$28,895	$—	$21,696
Virginia Portfolio	2016	$30,781	$—	$22,780
	2017	$30,781	$12	$21,696

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2016	$426,525	$22,780
			$—
			$(22,780)
	2017	$616,993	$21,703
			$(7)
			$(21,696)
Massachusetts Portfolio	2016	$426,525	$22,780
			$—
			$(22,780)
	2017	$616,998	$21,708
			$(12)
			$(21,696)
Michigan Portfolio	2016	$426,525	$22,780
			$—
			$(22,780)
	2017	$599,850	$4,560
			$—
			$(4,560)
Minnesota Portfolio	2016	$426,525	$22,780
			$—
			$(22,780)
	2017	$616,986	$21,696
			$—
			$(21,696)
New Jersey Portfolio	2016	$426,525	$22,780
			$—
			$(22,780)
	2017	$616,992	$21,702
			$(6)
			$(21,696)
Ohio Portfolio	2016	$426,525	$22,780
			$—
			$(22,780)
	2017	$616,992	$21,702
			$(6)
			$(21,696)
Pennsylvania Portfolio	2016	$426,525	$22,780
			$—
			$(22,780)
	2017	$616,986	$21,696
			$—
			$(21,696)
Virginia Portfolio	2016	$426,525	$22,780
			$—
			$(22,780)
	2017	$616,998	$21,708
			$(12)
			$(21,696)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 28, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 28, 2017